SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON D.C. 20549

                                   FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933            [x]

     Pre-Effective Amendment No. ___                               [ ]

     Post-Effective Amendment No. 43                               [x]

                                File No. 2-21600

                                     and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

     Amendment No. 29                                              [x]

                               File No. 811-1209

                    BRIDGES INVESTMENT FUND, INC.
               (Exact Name of Registrant as Specified in Charter)

256 Durham Plaza, 8401 West Dodge Road, Omaha, Nebraska 68114
            (Address of Principal Executive Offices)      (Zip Code)

Registrant's Telephone Number, including Area Code      402-397-4700

Edson L. Bridges II, 256 Durham Plaza, 8401 West Dodge Road, Omaha, NE 68114
                    (Name and Address of Agent for Service)


Approximate Date of Proposed Public Offering                      N/A

It is proposed that this filing will become effective (check appropriate box)

     [x]   immediately upon filing pursuant to paragraph (b)
     [ ]   on (date) pursuant to paragraph (b)
     [ ]   60 days after filing pursuant to paragraph (a)(1)
     [ ]   on (date) pursuant to paragraph (a)(1)
     [ ]   75 days after filing pursuant to paragraph (a)(2)
     [ ]   on (date) pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:

     [ ]   This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Title of Securities Being Registered:  CAPITAL STOCK

____________________________________________________________________________
PROSPECTUS                  Bridges Investment Fund, Inc.   CAPITAL STOCK
February 25, 2000             8401 West Dodge Road
                             Omaha, Nebraska   68114
                                    402-397-4700
____________________________________________________________________________


Investment Objectives
      The primary investment objective of the Fund is long-term capital appreciation. The development of a modest amount of current income is a secondary investment objective.



      THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.




Bridges Investment Fund, Inc.            2               February 25, 2000
  Prospectus _ Part A


                               TABLE OF CONTENTS


            RISK/RETURN SUMMARY.......................................  3

                 The Fund's Investment Objective......................  3
                 The Principal Investment Strategies of the Fund......  3
                 Principal Risks of Investing in the Fund............. 3-4

            PAST PERFORMANCE OF FUND..................................  5

            FEES AND EXPENSES OF THE FUND............................. 6-7

            FINANCIAL HIGHLIGHTS......................................  8

            INVESTMENT OBJECTIVES AND POLICIES........................ 9-10

                 Risks of Investing in the Fund.......................10-11

            MANAGEMENT OF THE FUND....................................  11

                 Governance...........................................  11
                 Investment Adviser...................................11-12
                 Portfolio Managers...................................  12
                 Advisory Fees........................................12-13
                 Custodian............................................  13
                 Dividend Disbursing and Transfer Agent...............  13

            FUND SHAREHOLDER INFORMATION..............................  13

                 Capital Structure of Fund............................  13
                 Purchase of Fund Shares..............................13-15
                 Minimum Purchase of Fund Shares......................  15
                 Dividend and Capital Gains Distributions Options.....15-16
                 Automatic Investment Plan............................  16
                 Redemption of Fund Shares............................16-17
                 Inquiries............................................  17
                 Fund Dividend Policy.................................  18
                 Tax Consequences.....................................18-19





Bridges Investment Fund, Inc.             3              February 25, 2000
  Prospectus _ Part A



                              RISK/RETURN SUMMARY

     The following is a summary. You should read the rest of the Prospectus along with this summary.

The Fund's Investment Objectives

     The Fund is an open-end diversified investment company, which has operated since July 1, 1963. The Fund's primary investment objective is long-term capital growth, with a secondary objective of generation of a moderate amount of investment income.


The Principal Investment Strategies of the Fund

     The Fund seeks to achieve its investment objectives by investing primarily in a diversified portfolio of common stocks and convertible securities which Fund management believes offers the potential for increased earnings and dividends over time. Normally, such equity securities will represent 60% or more of the Fund's assets. On December 31, 1999, 86.3% of the Fund's assets were invested in common stocks.

     In addition, to generate current income, the Fund may acquire investment grade corporate bonds, debentures, U.S. Treasury bonds and notes, and preferred stocks. Normally, such fixed income securities will not constitute more than 40% of the Fund's portfolio. On December 31, 1999, 10.4% of the Fund's assets were invested in debt securities. The Fund may purchase lower quality debt securities (sometimes called "junk bonds") from time to time, provided that such investments are limited to no more than 5% of Fund assets.

     The allocation of Fund investments among common stocks and other equity securities and bonds and other debt securities (including U.S. Treasury securities) is based on the Fund's adviser's judgments of the potential returns and risks of each class. The adviser considers a number of factors when making these allocations, including economic conditions and monetary factors, inflation and interest levels and trends, and fundamental factors (such as price/earnings ratios or growth rates) of individual companies in which the Fund invests.


Principal Risks and Returns from Investing in the Fund

     There are risks associated with an investment in the Fund, and there is no assurance the Fund will achieve its investment objectives. The risks of investing in the Fund include:


Bridges Investment Fund, Inc.           4                 February 25, 2000
  Prospectus _ Part A


     Market Risk:

     The value of the Fund's investments will vary from day to day, and will reflect to some degree general market conditions, interest rates and national and global political and economic conditions. The Fund's performance will also be affected by the earnings of companies it invests in, as well as changes in market expectations of such earnings. In the short-term, stock prices, and the value of the Fund, can fluctuate significantly in response to these factors. As with any stock investment, the value of your investment in the Fund will fluctuate, meaning you could lose money.

     Interest Rate Risk:

     The Fund's investments in fixed income securities tend to reduce the Fund's investment performance during periods of strong market price appreciation, although bonds should tend to cushion Fund value losses during periods of declining stock prices. However, you should also be aware that there is an inverse relationship between bond prices and interest rates: higher interest rates could cause lower bond prices, while lower interest rates could result in higher bond prices, with the most significant impact of interest rate changes on longer maturity issues.

     Credit Risk:

     The issuers of bonds and other debt securities held by the Fund may not be able to make interest or principal payments. Even if these issuers are able to make interest or principal payments, they may suffer adverse changes in financial condition that would lower the credit quality of the security, leading to greater volatility in the price of the security. High yield securities (or "junk bonds") invested in by the Fund provide higher returns but entail greater risk of loss of principal.

     Asset Allocation Risk:

     The Fund's performance will also be affected by the adviser's ability to anticipate correctly the relative potential returns and risks of the types of assets in which the Fund invests. As an example, the Fund's investment performance would suffer if a major portion of its assets were allocated to stocks during a market decline and its relative investment performance would suffer to the extent that a smaller portion of the Fund's assets were allocated to stocks during a period of rising stock market prices.


Bridges Investment Fund, Inc.             5              February 25, 2000
  Prospectus _ Part A


                            PAST PERFORMANCE OF FUND

     The bar chart and table below show one measure of the risks of investing in the Fund, by showing the Fund's performance from year to year for the past ten calendar years and by showing how the average annual total returns of the Fund's shares compare to those of a broad-based market index. The Fund's past investment performance is not necessarily an indication of how the Fund will perform in the future.

Performance History depicted in a bar graph is as follows:

     Year           % Return

     1990            1.81%
     1991           21.01%
     1992            6.03%
     1993            6.29%
     1994            0.30%
     1995           30.96%
     1996           18.06%
     1997           22.33%
     1998           27.48%
     1999           39.80%




     The Fund's highest and lowest returns for a calendar quarter during the past ten years are a return of 28.12% for the 4th Quarter 1999, and _8.83% for the 3rd Quarter 1990.



Average Annual Total          Past One       Past Five      Past Ten
   Returns                      Year            Year          Year
(for the periods ending
 December 31, 1999)

Bridges Investment Fund, Inc.    38.90%          27.34%        16.64%
S & P 500                        21.01%          28.49%        19.16%



     Total Return is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gains. A cumulative total return reflects actual performance over a stated period of time. An average annual total return is a hypothetical rate of return that, if achieved annually, would have produced the same cumulative total return if performance had been constant over the entire period. Average annual total returns smooth out variations in performance; they are not the same as the actual year-by-year results.




Bridges Investment Fund, Inc.            6               February 25, 2000
  Prospectus _ Part A


                         FEES AND EXPENSES OF THE FUND

     This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

     Shareholder Fees (fees paid directly from your investment)

Maximum Sales Charge (Load) Imposed on Purchases                    None

Maximum Deferred Sales Charge (Load)                                None

Maximum Sales Charge (Load) Imposed on Reinvested Dividends
     and other Distributions                                        None

Redemption Fee                                                      None


Reinvestment of Cash Distributions Transaction Fee:                 None


Annual Fund Operating Expenses
    (expenses that are deducted from Fund assets)

      Management Fees                                                  0.50%

      Other Expenses                                                   0.23%


        Audit and Custodian Services                          0.09%

        Bookkeeping, Dividend and Transfer Agent Services,
           Computer Programming, Printing and Supplies        0.09%

        Insurance, Licenses, Taxes and Other                  0.05%

    Total Fund Operating Expenses                                      0.73%



Bridges Investment Fund, Inc.              7              February 25, 2000
  Prospectus _ Part A

Example

      This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

      The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 year             3 years           5 years           10 years

$  75            $ 238             $  417             $  951

      You would pay the following expenses if you did not redeem your shares:

1 year             3 years           5 years           10 years

$  75             $ 238             $ 417             $  951


      The expenses in the hypothetical example are calculated for the most recent fiscal year for the Fund (except where an expense has changed for the current fiscal year, in which case, the present cost is reflected in the estimated costs). The expenses show both the amounts paid in the Fund's financial statements and the costs paid by the shareholder.

          This hypothetical example assumes that all dividends and distributions are reinvested. You should not consider the estimates shown in the hypothetical example above as a representation of past or future expenses. Actual expenses may be greater or lesser than the amounts shown.



Bridges Investment Fund, Inc.            8             February 25, 2000
  Prospectus -- Part A






                           FINANCIAL HIGHLIGHTS*<F1>
                        For the Years Ended December 31

      The financial highlights table is intended to help you understand the
Fund's financial performance for the past 10 years.  Certain information reflects financial results for a single Fund share.  The total returns in the table represent the rate that an investor would have earned on an investment in the Fund (assuming reinvestment of all dividends and distributions).  The per share income and capital changes for the years ended December 31, 1999 and 1998 have been audited by KPMG LLP.  The report of KPMG LLP for the years ended
December 31, 1999 and 1998, along with the Fund's financial statements, are included in the Statement of Additional Information, which is available upon request.
                       1999    1998    1997    1996    1995    1994    1993    1992    1991    1990


Net Asset Value,
Beginning of Period  $34.26  $29.02  $24.56  $21.54  $17.10  $17.80  $17.51  $17.30  $15.15  $15.97

Income from
Investment
Operations
 Net Investment
 Income                $.30    $.44    $.51    $.55    $.58    $.59    $.61    $.63    $.66    $.67
Net Gains or
(Losses)
 on Securities
 (both
  realized and
  unrealized)        $12.89   $7.36   $4.77   $3.28   $4.63  $(.52)    $.46    $.37   $2.44  $(.39)

  Total From
  Invest.
  Operations         $13.19   $7.80   $5.28   $3.83   $5.21    $.07   $1.07   $1.00   $3.10    $.28


Less Distributions
 Dividends from net
  investment income  $(.30)  $(.44)  $(.51)  $(.55)  $(.58)  $(.59)  $(.61)  $(.63)  $(.66)  $(.67)
Distributions from
 capital gains       $(.91) $(2.12)  $(.31)  $(.26)  $(.19)  $(.18)  $(.17)  $(.16)  $(.29)  $(.43)
  Total
  Distributions     $(1.21) $(2.56)  $(.82)  $(.81)  $(.77)  $(.77)  $(.78)  $(.79)  $(.95) $(1.10)


Net Asset Value,
 End of Period       $46.24  $34.26  $29.02  $24.56  $21.54  $17.10  $17.80  $17.51  $17.30  $15.15

 Total Return        38.90%  27.48%  22.33%  18.06%  30.96%   0.30%   6.29%   6.03%  21.01%   1.81%


Ratios/Supplemental
 Data

Net Assets, End of
 Period (in
 thousands)         $69,736 $48,433 $36,648 $29,249 $24,052 $18,096 $17,991 $17,007 $14,375 $11,283

Ratio of Expenses
to Average Net
Assets**<F2>          0.73%   0.77%   0.81%   0.87%   0.89%   0.90%   0.90%   0.94%   0.98%   0.99%

Ratio of Net Inc.
 to Avg. Net Assets   0.78%   1.37%   2.64%   3.23%   3.80%   4.25%   4.32%   4.57%   4.91%   5.28%
Portfolio Turnover
 Rate                   16%     24%      8%      8%      7%     10%     11%      7%     28%     26%


 <F1>*Per share income and capital change data is computed using the weighted average number of shares outstanding method.
<F2>**Average net asset data is computed using monthly net asset value figures.


     The total annual return from the investment policies and strategies employed for the Fund's portfolio ranged from a high of 38.90% in 1999 to a low of 0.30% in 1994. The Fund has achieved 22 straight years of positive total annual returns from December 31, 1977 through December 31, 1999.


Bridges Investment Fund, Inc.              9            February 25, 2000
  Prospectus _ Part A

                       INVESTMENT OBJECTIVES AND POLICIES


      The primary investment objective of the Fund is long-term capital appreciation. In pursuit of such objective, the Fund invests primarily in common stocks and securities convertible into common stocks, with the market value of these securities normally representing 60% or more of the total value of the Fund's assets. The selection of common stocks and convertible securities will emphasize companies which, in the opinion of the Fund's management, offer opportunities for increased earnings and dividends. However, the Fund may also invest in common stocks which may be cyclically depressed or undervalued, and, therefore, may offer potential for capital appreciation.

      The generation of a moderate amount of current income is a secondary investment objective of the Fund. To help meet this objective, the Fund may acquire investment grade corporate bonds, debentures, U.S. Treasury bonds and notes, and preferred stocks, provided not more than 40% of the value of Fund assets are maintained in these types of fixed income securities. Investment grade corporate bonds and preferred stocks must carry, at the time of purchase, a Moody's Investor Service rating of Baa or higher or a Standard & Poor's Corporation rating of BBB or higher. The purchase of investment grade bonds, debentures, and preferred stocks may also provide a source of funds for future purchases of equity securities by the Fund.

      The Fund may purchase investments in securities of foreign issuers, provided that the market value of such securities will not exceed 10% of the Fund's total assets, and such securities are traded as American Depository Receipts.

      For speculative capital gain purposes, the Fund may purchase bonds, debentures, and preferred stocks that carry high yields and balance sheet risk or which have one or more interest or dividend payments in arrears, provided that the Fund intends to limit its investments in such lower quality debt securities (sometimes called "junk bonds") to no more than 5% of its assets.
The Fund may purchase corporate bonds and preferred stocks with ratings below Moody's Baa and Standard & Poor's Corporation BBB and some non-rated securities in order to earn above average current income returns, provided the market value of these assets at the time of purchase is included within the 5% total assets limit for "junk bonds".

     Convertible debentures and convertible preferred stocks are usually classified below investment grade ratings for fixed income securities. For the purpose of managing the Fund's portfolio within the investment policy guidelines, these convertible securities are accorded the status of equities, and not considered to be fixed income securities. Accordingly, these assets do not fall within the 40% and 5% of total assets restrictions for fixed income securities.


Bridges Investment Fund, Inc.          10            February 22, 2000
  Prospectus _ Part A

      Under unusual economic or financial market circumstances, the Fund may maintain a substantial part or all of its assets in cash or U.S. government securities for temporary defensive purposes and as a result, may not achieve its investment objectives. The Fund may maintain positions in U.S. Government securities for as long as such unusual market conditions exist, and the amounts of these Treasury securities will be excluded from the limitation that not more than 40% of Fund assets are to be invested in fixed income securities.

      The foregoing policies as to investments may be altered by the Fund's Board of Directors; however, they will not be changed without prior written notice to Fund shareholders in a supplement to the Prospectus, or at such time as the next annual revisions to the Prospectus become effective.

      In addition to the investment objectives and policies disclosed above, the Fund adheres to certain other investment policy and selection restrictions which are set forth in the Statement of Additional Information.

Risks of Investing in the Fund

      You should be aware that the value of the Fund's investments will vary from day to day, based on various factors including earnings performance of companies in which the Fund invests, as well as general market conditions,
interest rates and national and global political and economic conditions.   The
Fund's investments in stocks are subject to changes in their value due to a number of factors. Investments in stocks can be volatile, and are subject to changes in general stock market movements, referred to as market risk. There may be events or changes affecting particular industries included in the Fund's portfolio, referred to as industry risk, or a change in value of a particular stock because of an event affecting the issuer. Many factors can affect an individual stock's price, including poor earnings, loss of major customers, major litigation against the issuer, or changes in government regulations affecting the issuer or its industry.

      Since the Fund invests in bonds and other debt securities, you should also recognize that there is an inverse relationship between bond prices and interest rates: higher interest rates could cause lower bond prices, and lower interest rates could result in higher bond prices, with the most significant impact of interest rate changes on the very long maturity issues.

      Fund investments in bonds and other debt securities also involve credit risk, which is the risk that the issuers of such debt securities are not able to make interest or principal payments, resulting in a loss to the Fund. In addition, even if issuers of debt securities are able to make such interest or principal payments, they may suffer adverse changes in financial condition lowering their credit quality, and the value of the Fund's assets.




Bridges Investment Fund, Inc.          11             February 25, 2000
  Prospectus _ Part A


      The Fund may also invest in high yield securities or "junk bonds", which provide greater income opportunity but also entail greater risk of loss of principal. Such high yield securities may be speculative with respect to the issuer's ability to pay interest and repay principal in accordance with the terms of the obligation. In addition, the market for high yield securities may be less active, limiting the ability of the Fund to sell such securities in a timely manner, increasing the risk of loss to the Fund.

      With respect to the Fund's investment in U.S. Treasury securities for temporary defensive purposes, you should anticipate that these defensive actions may result in less than 60% of Fund assets to be held in common stocks and other equity securities and that such temporary defensive actions may be taken prior to the development of the expected adverse market circumstances. Subsequent events in the market may or may not vindicate the judgment of the investment manager to establish the temporary defensive positions in U.S. government securities, and the failure of anticipated market conditions to occur may cause temporary defensive positions to be held for unanticipated, long intervals of time.

      All of the above risks can affect the value of the Fund's investments, its investment performance and price per share. These risks mean that you can lose money by investing in the Fund. When you redeem your shares, they may be worth more or less than what you paid for them.




                             MANAGEMENT OF THE FUND

Governance

      The Board of Directors of the Fund is responsible for general governance of the Fund. In particular, the Board establishes contractual relationships and maintains oversight of the investment manager, the custodian bank and transfer agent, insurance coverage, certified public accountants, and legal representation for the Fund. In addition, the Board of Directors oversees compliance with federal and state regulations, and maintaining the Fund's position as a regulated open-end investment management company under tax laws. The Board is also responsible for attracting interested and qualified individuals to serve as representatives for the shareholders. Board members carry broad perspectives beyond the fields of finance and investments, and provide insight and guidance for the general business policy of the Fund through the Audit Committee, Executive Committee, Planning Committee, and regular quarterly Board of Directors meetings.

Investment Adviser

      Bridges Investment Counsel, Inc., 8401 West Dodge Road, Omaha, Nebraska 68114, acts as manager and investment adviser under a contract with the Fund. In addition to furnishing continuing investment supervision for the Fund, the investment adviser provides office space, facilities, equipment, and personnel


Bridges Investment Fund, Inc.         12            February 25, 2000
  Prospectus _ Part A



for managing the assets of the Fund. Further, the investment adviser pays the costs of maintaining the registration of shares of the Fund under federal and applicable state securities laws.

      Bridges Investment Counsel, Inc. is registered as an investment adviser with the Securities and Exchange Commission under the Investment Advisers Act of 1940. The Firm and its predecessors have acted continuously as professional investment advisers and managers since early 1945. The firm renders portfolio investment securities advice to individuals, personal trusts, pension and profit sharing accounts, IRA rollovers, charitable organizations and foundations, corporations and other account classifications and, as of the last quarter of 1999, managed assets in excess of $1.37 billion. Bridges Investment Counsel, Inc. also provides hourly consulting advice concerning alternative investment matters on a limited basis, as well as consulting services for non-portfolio securities matters such as estate and financial planning and general business administration projects. Bridges Investment Counsel, Inc. has a management agreement to operate Provident Trust Company, a Nebraska trust company responsible for in excess of $600 million in trust customer assets at December 31, 1999.

Portfolio Managers

      Mr. Edson L. Bridges III, President and Chief Investment Officer of the Fund and Executive Vice President-Investments of Bridges Investment Counsel, Inc. is the person primarily responsible for the day-to-day management of the Fund's portfolio. Mr. Bridges III has more than 15 years of experience with the Fund's portfolio.

      Mr. Edson L. Bridges II, Chairman and Chief Executive Officer of the Fund, is the back-up person for the day-to-day operation of the Fund's portfolio. Mr. Bridges II has more than 36 years of experience in managing the Fund's investment portfolio.

      Investment selections made by Bridges Investment Counsel, Inc. for the Fund are predicated upon research into general economic trends, studies of financial markets, and industry and company analyses. The firm obtains its security analysis information from several financial research organizations which restrict the release of their reports primarily to institutional users such as banks, insurance companies, investment counselors, and trust companies.

Advisory Fees

      Under its advisory agreement with the Fund, Bridges Investment Counsel, Inc. furnishes continuous investment supervision to the Fund for a quarterly fee of 1/8 of 1% of the average Net Asset Value of the Fund, as determined by appraisals at the close of each month in the quarterly period. This total annual fee of 1/2 of 1% of the Fund's Net Assets as determined above is the only compensation received by Bridges Investment Counsel, Inc. from the Fund. The Fund paid $279,316 to Bridges Investment Counsel, Inc. for its services as investment adviser during the fiscal year ending December 31, 1999.


Bridges Investment Fund, Inc.            13         February 25, 2000
  Prospectus _ Part A


      The Fund pays the charges of the custodian, dividend disbursing and transfer agent, fees of auditors and legal counsel, and the fees of the investment adviser as described earlier. The Fund also incurs other expenses such as bookkeeping, publication of notices and reports to shareholders, printing and mailing of stock certificates, and miscellaneous taxes. However, total annual expenses of the Fund, exclusive of taxes but including fees paid to the investment adviser, are limited to 1 1/2% of average net assets, and Bridges Investment Counsel, Inc. agrees to reimburse the Fund for expenditures in excess of such amount. During 1999, there were no reimbursed expenses paid under this contract arrangement and expense limitation.

Custodian

      First National Bank of Omaha, Nebraska, One First National Center, 1620 Dodge Street, Omaha, Nebraska, acts as Custodian for the Fund. The Bank holds all securities and cash of the Fund, receives and pays for securities purchased upon delivery of the assets, delivers against payment from brokers for securities sold, receives and collects income from investments. The Bank does not exercise any supervisory function in management matters such as the purchase and sale of portfolio securities.

Dividend Disbursing and Transfer Agent

      Bridges Investor Services, Inc., 8401 West Dodge Road, Omaha, Nebraska, acts as Dividend Disbursing and Transfer Agent for the Fund. Services handles the transactions for all capital stock issued by the Fund and for all redemptions of Fund shares. Services processes all reinvestment and scheduled investment transactions, and is responsible for issuing Form 1099 information to shareholders each year.


                          FUND SHAREHOLDER INFORMATION

Capital Structure of Fund

      The Fund's capital structure consists of 3,000,000 authorized shares (par value of one dollar per share). Fund shares have equal rights as to voting, redemption, dividends, and liquidation, with cumulative voting for the election of directors. The shares are redeemable on written demand of the holder and are transferable. The shares have no preemptive or conversion rights and are not subject to assessment. Fractional shares have the same rights proportionately as full shares, except they do not carry the right to vote.


Purchase of Fund Shares

      Net Asset Value -- Shares of the Fund are sold directly to investors by the Fund at the next determined Net Asset Value.


Bridges Investment Fund, Inc.          14            February 25, 2000
  Prospectus _ Part A



      The Net Asset Value of a share of the Fund at any specific time is obtained by dividing the value of the net assets of the Fund by the total number of shares outstanding at such time. The calculation of Net Asset Value includes the daily accrual of income and expenses. Expenses are estimated at a daily accrual rate, and this daily accrual rate is adjusted to costs on a monthly or quarterly basis if the daily accrual rate is above or below actual costs when such costs become known.

      The Fund calculates its Net Asset Value based on the current market value for its portfolio securities as of approximately 3:10 p.m. (Central Time) on the date of valuation. The Fund normally obtains market values for its securities from independent pricing services that use reported last sales prices, current market quotations or valuations from computerized "matrix" systems that derive values based on comparable securities. If a market value is not available from an independent pricing source for a particular security, that security is valued at a fair value as determined in good faith by or under procedures adopted by, the Fund's Board of Directors. Short-term securities such as Treasury Bills with under a 60-day maturity are valued at the purchase price, and the income from the discount is reflected as accrued income on a daily basis.

      Account Application Form _ To purchase Fund shares you must complete and sign the Account Application form, which is sent with this Prospectus, or may be obtained from the offices of the Fund at 256 Durham Plaza, 8401 West Dodge Road, Omaha, Nebraska 68114. The completed Account Application form and check payable or other means of payment to the Fund should be sent to the above address. Please review the Account Application form for detailed information for executing and completing a purchase of shares in the Fund.

      With respect to purchases of Fund shares, the following conditions will apply: (1) all of your purchases must be made in U.S. dollars, and the check(s) must be drawn on U.S. banks; (2) no third party checks will be accepted; (3) the Fund does not accept currency to purchase Fund shares; and (4) if your check does not clear within 15 business days, it will be returned to you.

      To avoid a delay in the purchase of Fund shares by check, you should consider buying shares by bank wire transfer, cashier's check, or money order.

      If the Account Application form is received prior to 4 p.m. Eastern Time (3 p.m. Central Time), on any day from Monday through Friday on which the New York Stock Exchange is open for trading, the Net Asset Value will be determined as of 4 p.m. Eastern Time on that day. If the New Account Application Form is received after 4 p.m. Eastern Time (3 p.m. Central Time), the Net Asset Value will be determined as of 4 p.m. Eastern Time on the next succeeding day on which the Exchange is open for trading.

      The Account Application form is subject to acceptance by authorized officers of the Fund in Omaha, Nebraska and is not binding until so accepted. The Fund reserves the right to accept or reject subscriptions to Fund shares



Bridges Investment Fund, Inc.             15              February 25, 2000
  Prospectus _ Part A



based on information available to the Fund at the time of purchase. It is the policy of the Fund not to accept orders for Fund shares under circumstances or in amounts considered to be disadvantageous to existing shareholders, and the Fund reserves the right to suspend the offering of shares for a period of time. Account Applications will only be accepted from residents of states in which the Fund shares have been registered or otherwise qualified for offer and sale.


Minimum Purchase of Fund Shares

      You may purchase shares of the Fund at such times and in such amounts as you desire. However, the Board of Directors of the Fund has established a minimum of $1,000 for an initial investment in the Fund, and a minimum of $250 for any subsequent investment in the Fund.

      If you choose to use the Fund's Automatic Investment Plan (described below), the minimum monthly investment is $100, once the minimum initial investment of $1,000 has been made.


Dividend and Capital Gains Distributions Options

     The Fund offers the following options with respect to dividends and capital gains distributions, if any, on capital stock held by you in the Fund.


     (1) Reinvestment Option: You may elect to have all dividends and capital gains distributions automatically reinvested in additional shares of the Fund. If you do not indicate a choice on the Account Application, you will be assigned this option. Shares purchased under this option are entered on the stock transfer records maintained by the Fund transfer agent, Bridges Investor Services, Inc. Certificates for full shares will be delivered to you at your request. Fractional shares have full dividend and redemption rights, but do not have voting rights. Reinvestment of cash distributions will be made at the Net Asset Value per share which is in effect on the respective dividend or capital gains payment date. Written notice will be sent to shareholders electing this option showing the shareholder's holdings in the Fund, both prior to and after the reinvestment, as well as the dollar amount of the dividend or capital gains reinvestment and the Net Asset Value in effect for the purchases.

     (2) Cash Option: You may elect to be sent a check for all Fund dividend and capital gain distributions, or alternatively, only dividend distributions or capital gains distributions. If you elect any of these alternatives, you must check the appropriate box(es) on the Account Application. Cash distribution checks are typically mailed to shareholders within two days, but not later than seven days after payment.

     You may change the option selected by you from time to time by written notice to the Fund indicating the new option designed by you.


Bridges Investment Fund, Inc.            16           February 25, 2000
  Prospectus _ Part A



Automatic Investment Plan


     To participate in the Fund's Automatic Investment Plan, you must either be an existing shareholder in the Fund, or if a new investor, make an initial investment of at least $1,000 under Item A, "Investment", on the Account Applications. To open an account using the Automatic Investment Plan, complete and sign the Account Application, and complete the information required in Item E, "Automatic Investment Plan". You must attach a voided check or savings account deposit slip as indicated on the Application. Your purchase of Fund shares will be made automatically in accordance with the options selected on the Application form. A minimum monthly transfer of $100 is required to participate in the Automatic Investment Plan. You will be assessed a $25 fee if the automatic purchase cannot be made due to insufficient funds, stop payment, or for any other reason. You may terminate your participation in the Fund's Automatic Investment Plan at any time by written instructions to the Fund.


Redemption of Fund Shares

     As a shareholder of the Fund, you may at any time, except as specified below, redeem your stock by delivering your properly endorsed stock certificates to the Fund at 256 Durham Plaza, 8401 West Dodge Road, Omaha, Nebraska. If you are a shareholder in a Plan account, you must send the Fund a written notification requesting that part or all of your stock be redeemed. The Fund will accept a facsimile transmission to effect a redemption on your account provided that the following conditions are met and items are submitted: (1) your social security number is furnished; (2) the account number is included;
(3) the number of shares to be redeemed or the dollar amount requested is shown;
(4) the account owner's signature is guaranteed; and (5) the original copy of the letter is submitted to the Fund on a prompt basis. The Fund may hold proceeds of redemption until the original letter is received.

     The redemption price is the next determined Net Asset Value. The redemption price may be above or below your cost, depending on the market value of the Fund's portfolio securities at the time of the redemption.

     If a certificate or a written notification is received in good form prior to the close of the New York Stock Exchange on any day from Monday through Friday on which the New York Stock Exchange is open for trading (generally, 4 p.m. Eastern time, 3 p.m. Central time), the Net Asset Value is determined as of the close of trading on that day. If a certificate or a written notification is received in good form at any other time, the Net Asset Value is determined as of 4 p.m. Eastern time (3 p.m. Central time) on the next succeeding day on which the New York Stock Exchange is open for trading.


Bridges Investment Fund, Inc.            17            February 25, 2000
  Prospectus _ Part A



     All certificates presented for redemption or requests for liquidation of uncertificated shares held under Plan accounts must be duly endorsed or accompanied by a duly executed separate assignment, with signature(s) guaranteed by either a financial or banking institution whose deposits are insured by the Federal Deposit Insurance Corporation or by a brokerage firm which is a member of any exchange as defined in the fidelity insuring bond carried by the Fund with ICI Mutual Insurance Company. The signature(s) should be in the name(s) of the stockholder as shown on the stock transfer records which are maintained for the Fund by Bridges Investor Services, Inc. The signature guarantee must be obtained in each instance of a redemption for both certificated and uncertificated shares. The Fund and its Transfer Agent will also recognize guarantors that participate in the Securities Transfer Agents Medallion Program (STAMP). NOTARIZED SIGNATURES ARE NOT GUARANTEED SIGNATURES AND WILL NOT BE ACCEPTED BY THE FUND.

     In most instances, payment for shares redeemed will be made within seven days after request in good order for redemption and tender of shares has been made. However, the Fund may hold payment on redemption of shares until it is reasonably satisfied that the investment amount made by check to the Fund has been collected, which can take up to seven business days.

     The Fund mails checks for redemption proceeds typically within one or two days, but not later than seven days, after it receives the request and all necessary documents. The Fund will send redemption checks by overnight or priority mail upon request, and at investor's expense. The Fund will normally wire redemption proceeds to your bank the next business day after receiving the redemption request and all necessary documents, including the signature guarantee. The Fund currently deducts a $12 wire charge from the redemption proceeds, which charge is subject to change. You are responsible for any charges which your bank may make for receiving wires.

     Redemption privileges and payments may be suspended during periods when the New York Stock Exchange is closed (other than weekends and holiday closings) or trading thereon is restricted, or for any period during which an emergency exists as a result of which (a) disposal by the Fund of securities owned by it is not reasonably practicable, or (b) it is not reasonably practicable for the Fund to fairly determine the value of its net assets, or for such other periods as the Securities and Exchange Commission may by order permit for the protection of the shareholders of the Fund. The Securities and Exchange Commission shall determine when trading on the New York Stock Exchange is restricted and when an emergency exists.

     In the event there is more than one owner of an account, all owners must sign the letter that requests a redemption of shares in the Fund.

      Inquiries -- Shareholder inquiries for information or assistance in handling administrative matters should be directed to Mrs. Nancy K. Dodge, Treasurer, Bridges Investment Fund, Inc., 256 Durham Plaza, 8401 West Dodge Road, Omaha, Nebraska 68114. Mrs. Dodge may also be reached by telephone at 1-402-397-4701 (extension 229), or at e-mail address ndodge@bridgesinv.com.


Bridges Investment Fund, Inc.            18            February 25, 2000
  Prospectus _ Part A



Fund Dividend Policy

      The Fund will distribute to shareholders substantially all of the net income and net capital gains, if any, realized from the sale of securities. Dividends will be paid on or about the 25th day of January, April, July, and October. Shareholders will be advised as to the source or sources of each distribution. A year-end payment of capital gains, if any amounts are earned between November 1 and October 31 in any given year, will be paid on or before December 31st to meet a special requirement of the Tax Reform Act of 1986. The Fund must declare a dividend amount payable before January 31 of the next year on December 31 in order to remit at least 98% of the net investment income for the calendar year to comply with the provisions of the 1986 Act. The investment return will depend upon and vary with changes in interest rates, dividend yields, investment selections of the Fund, and many other unpredictable factors.

Tax Consequences

     The following discussion of taxes is for general information only. You should consult with your own tax advisor about the particular federal, state and local tax consequences to you of investing in the Fund.

      The Fund has complied with special provisions of the Internal Revenue Code pertaining to investment companies so that the Fund will not pay federal income taxes on amounts it distributes to shareholders, although shareholders will be taxed on distributions they receive. As a shareholder, you are subject to federal income tax on distribution of investment income and on short-term capital gains which are treated as ordinary income. However, payments designated as capital gain distributions (defined as the excess of net long-term capital gains over net short-term capital losses) are taxable to you as long-term capital gains irrespective of the length of time you have held your stock in the Fund. You will generally be taxed on dividends you receive from the Fund, regardless of whether they are paid to you in cash or are reinvested in additional Fund shares.

      As with all mutual funds, the Fund will be required to withhold 31% of taxable distributions payable to you for payment of federal income taxes unless the Fund receives from you a Form W-9 election to request that the 31% amount not be withheld. The Form W-9, also known as back-up withholding, will be supplied in a separate document to new shareholders by Bridges Investor Services, Inc. at the time of initial subscription to shares of the Fund. You will be required to provide certain pertinent information on the Form W-9, or the Fund Account Application, including your social security or tax identification number.

      There may be tax consequences to you upon the redemption (sale) of your Fund shares. You generally have a capital gain or loss from a disposition of shares. The amount of gain or loss and the tax rate will depend primarily upon how much you paid for your shares, the redemption (sale) price, and how long you held the shares.




Bridges Investment Fund, Inc.            19            February 25, 2000
  Prospectus _ Part A



      Shareholders who are tax-exempt entities with respect to federal and state income taxes will not be subject to tax on the income and capital gains distributions from the Fund. If you invest through a tax-deferred retirement account, such as an IRA, you generally will not have to pay tax on dividends until they are distributed from the account. These accounts are subject to complex tax rules, and you should consult your tax advisor about investment through a tax-deferred account.

      The Fund, through an annual tax information letter and quarterly shareholder reports, will inform you of the amount and generic nature of such income and capital gains. Bridges Investor Services, Inc., through the annual Form 1099 or its substitute equivalent, will provide a report for each individual account within an appropriate time frame after the close of the Fund's fiscal year.


Bridges Investment Fund, Inc.            20            February 25, 2000
  Prospectus _ Part A

____________________________________________________________________________
PROSPECTUS             Bridges Investment Fund, Inc.        CAPITAL STOCK
February 25, 2000          8401 West Dodge Road
                          Omaha, Nebraska   68114
                              402-397-4700
____________________________________________________________________________

     The STATEMENT OF ADDITIONAL INFORMATION (SAI), designated as Part B, discusses the following topics:

     . General Information and History of the Fund
     . Investment Objectives and Policies
     . Management of the Fund
     . Control Persons and Principal Holders of Securities
     . Investment Advisory and Other Services
     . Brokerage Allocation and Other Practices
     . Capital Stock and Other Securities
     . Purchase, Redemption, and Pricing of Securities
     . Description of Fund Plans
     . Tax Status
     . Underwriters
     . Calculation of Performance Data
     . Financial Statements

     Additional information about the Fund's investments is available in the annual and semi-annual reports to shareholders. In the Fund's Annual Report, you will find a discussion of market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

     Further information about the fund (including the SAI) can also be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. You may call 1-800-SEC-0330 for information about the operations of the public reference room. Reports and other information about the Fund are also available on the SEC's Website (http://www.sec.gov) or copies can be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC, Washington, D.C. 20549-6009.

     The Fund does not employ a financial intermediary for you to purchase or redeem shares or to issue publications, statements, or other information about our operation or organizations.

     Please refer to Bridges Investment Fund Inc.' s Investment Company Act File No. 811-1209 when seeking information about the Fund from the Securities and Exchange Commission.

                                     PART B
                      INFORMATION REQUIRED IN A STATEMENT
                           OF ADDITIONAL INFORMATION

__________________________________________________________________________
February 25, 2000   Bridges Investment Fund, Inc.        CAPITAL STOCK
                        8401 West Dodge Road
                       Omaha, Nebraska   68114
                            402-397-4700
__________________________________________________________________________


                                Special Notices

     . This Statement of Additional Information is not a Prospectus.


     . This Statement of Additional Information should be read in conjunction with the Prospectus of Bridges Investment Fund, Inc. dated February 25, 2000.


     . Other Information, Part C, of the filing dated February 25, 2000, by
       Bridges Investment Fund, Inc. with the Securities and Exchange Commission may contain useful material for prospective investors and shareholders.


     . A copy of the Prospectus of Bridges Investment Fund, Inc. and Part C may be obtained from the office of the Fund at the address shown above.


     . The date of this Statement of Additional Information is February 25, 2000.



Bridges Investment Fund, Inc.          2                   February 25, 2000
  Statement - Part B


                               TABLE OF CONTENTS
Location of Related                                                  Location
Disclosure Info.                                                     Page No.
in Prospectus                                                        in This
Part A Information Required in Statement of Additional Information  Part B

    -            Cover Page.............................................1
    -            Table of Contents......................................2
    -            Fund History...........................................3
    9            Description of the Fund and its Investments and Risks..3-6
    9                Investment Policies, Strategies and Risks..........3
    -                Fund Policy Restrictions...........................3-5
    -                Portfolio Turnover.................................5
    11           Management of the Fund.................................6
    -                Directors and Officers.............................6-11
   -              Compensation.........................................12-13
    -            Control Persons and Principal Holders of Securities...13-14
  11-12          Investment Advisory and Other Services................14-17
    -                Control Persons...................................14-15
    -                Affiliated Persons................................15
    12               Advisory Fees.....................................15
    -                Expense Limitation................................15
    -                Services Performed on Behalf of Fund..............15-16
                        Supplied or Paid for Substantially by
                        Investment Adviser
    -                Other Services....................................16
                    Independent Auditors...............................16-17
    -            Brokerage Allocation and Other Practices..............17-18
    13           Capital Stock and Other Securities....................18-19
                     Cumulative Voting.................................19
  13-18          Purchase, Redemption, and Pricing of Securities.......19-20
                     Being Offered
    -                   General Information............................19
    14                  Valuation......................................19
                        Specimen Price Make Up Sheet...................19
    -                   Other Disclosures..............................19-20
                 Description of Fund Plans.............................20-24
                     Standard Retirement Plan..........................20-21
                     Individual Retirement Custodian Account Prototype.21-24
    19           Tax Status............................................24
    -            Underwriters..........................................24
    -            Calculation of Performance Data.......................24-27
    -            Financial Statements..................................30-45
                     Report of the Independent Public Accountants......30
                     Schedule of Portfolio Investments.................31-37
                     Statement of Assets and Liabilities...............38
                     Statement of Operations...........................39
                     Statements of Changes in Net Assets...............40
                     Notes to Financial Statements.....................41-45


Bridges Investment Fund, Inc.               3              February 25, 2000
  Statement -- Part B



Fund History

      The Fund was organized as an open-end investment company under the laws of Nebraska on March 20, 1963. The Fund commenced investment operations on July 1, 1963, and shares of Capital Stock were first sold to the general public on December 7, 1963. The Fund has conducted its business continuously since such time.

      The Fund was created primarily for the purpose of extending the services of the investment management firm of Bridges Investment Counsel, Inc. to investors whose funds are too small to permit economical administration as separate accounts. By acquiring shares of the Fund, investors with smaller accounts obtain securities diversification and continuous investment supervision, although an investment in the Fund does not remove the market risk inherently involved in making securities investments.

Description of the Fund and Its Investments and Risks

      Investment Policies, Strategies and Risks -- The primary investment objective of the Fund is long-term capital appreciation. The development of a moderate amount of current income is a secondary investment objective of the Fund. The Fund will invest in common stocks and securities convertible into common stocks to achieve its capital growth objective, bonds, debentures, and preferred stocks to meet its income objective. Refer to the Fund Prospectus for a complete discussion of the investment policy objectives for the Fund and the strategies employed to attain the Fund's objectives.

      Fund Policy Restrictions -- The activities of the Fund and its investment policies are restricted as set forth in the Fund's Prospectus and in the following discussion. The restrictions described below cannot be changed without the approval of a majority of the outstanding voting securities of the Fund.

      The Fund will not concentrate its investments in a particular industry or group of industries by committing more than 25% of total assets to securities in any one industry. With the exception of investments in U.S. government securities, the Fund will not make investments which will cause more than 5% of the total value of its assets (at the time of purchase) to be invested in the securities of any one issuer. Furthermore, in initial or subsequent investments, the Fund may not acquire more than 10% of the voting stock of any one issuer, and the Fund may not acquire more than 10% of any one class of the outstanding securities of any one issuer. For the purposes of this restriction, all kinds of securities of a company representing debt are considered as a single class irrespective of their differences, and all kinds of preferred stock of a company are considered a single class irrespective of their differences.



Bridges Investment Fund, Inc.              4            February 25, 2000
  Statement -- Part B



      The Fund will not borrow money or pledge or mortgage its assets, except as a temporary measure, in which event total borrowings shall not exceed 10% of the value of its total assets. The Fund has never exercised the option to borrow money as a temporary measure. In addition, the Fund may not purchase securities on margin or make short sales.

      The Fund will not make investments which will cause more than 5% of the value of its total assets (at the time of purchase) to be invested in securities of issuers which have a record of less than three years' operation.

      The Fund will not invest in companies for the purpose of exercising control or management, and the Fund will not invest in securities of other investment companies except by purchase in open market, where no commission or profit to a sponsor or dealer results from such purchase other than the customary broker's commission, or where the acquisition is part of a plan of merger or consolidation. Such acquisitions, if any, of the securities of other registered investment companies by the Fund are not permitted if immediately after such purchase or acquisition:

     1. The Fund owns in the aggregate more than 3% of the outstanding voting stock of another investment company;

     2. The shares of the other registered investment company have an aggregate value in excess of 5% of the value of the total assets of the Fund; or

     3. The shares of the other registered investment company and all other investment companies have an aggregate value in excess of 10% of the value of the total assets of the Fund.

      Each investment of the Fund will be made with the expectation that the security acquired will be held for the long term. The Fund will not purchase securities with a view towards rapid turnover for capital gains. However, the management may sell securities for short term gains or losses if new information or changes in market conditions indicate such selling action is advisable.

      The Fund will not invest outside of the area of securities. It will not purchase or sell real estate, commodities or commodity contracts. The Fund will not make loans to other persons. (The acquisition of a portion of an issue of publicly distributed bonds, debentures, or other debt securities is not to be considered the making of a loan.)

      The Fund will not engage in the underwriting of the securities of other issuers.

      The Fund will not purchase restricted or non-registered securities.



Bridges Investment Fund, Inc.            5               February 25, 2000
  Statement -- Part B


      The Fund will not purchase or sell put or call options, except the Fund may write or sell call options against shares held in its securities portfolio on the American Stock Exchange, Inc., the Chicago Board Options Exchange, Incorporated, the Pacific Stock Exchange Incorporated, and the PBW Stock Exchange, provided that any such call options will be limited to shares of common stocks which have an aggregate market value of less than 10% of the total value of the Fund's assets at the time of the transaction, and further provided that not more than one-half of the shares held in any one issuer will be eligible for the writing of such call options. The Fund may purchase a call option with terms identical to a call option which has been previously written in order to liquidate or close an existing call option position. As of December 31, 1999, the Fund has not exercised its authority to write a covered call option.

      The Fund may purchase bonds, debentures, and preferred stocks which have one or more interest or dividend payments in arrears, but, nevertheless, offer prospects of resuming the payment of the arrearage plus the current income rate. Such securities may offer a significant price improvement from a depressed level, thereby creating a capital gain potential similar to the advancement possible for common stock selections. The risk of owning this type of security is that income payments will not be resumed or that the principal will never be repaid. Further, the Fund may acquire issues, sometimes known as "junk bonds", with above average yield and balance sheet risk. The purchase of this lower grade of securities will be limited to 5% of the value of the total assets of the Fund. This permitted investment policy has seldom been used in the past history of the Fund, and it would only be employed in an exceptionally attractive circumstance in the judgment of the investment manager.

      With respect to the ownership of U.S. Government securities, the Fund will invest primarily in issues of the U.S. Treasury that are backed by the full faith and credit of the United States of America. The Fund may purchase U.S. Treasury Bills, short term; U.S. Treasury Notes, intermediate term; and U.S. Treasury Bonds, long term instruments depending upon the attractiveness of interest rates and the expected trends of these yields in the future.

      Portfolio Turnover -- In the ten years ending December 31, 1999, the portfolio turnover rate for the Fund ranged from a high of 28% in 1991 to a low of 7% in 1992 and 1995. The median portfolio turnover for the past 10 years was 10.5% and the average portfolio turnover rate for such period was 14.5%. The portfolio turnover rate in 1999 was 16% while in 1998 was 24%. The Fund does not plan to materially change its portfolio turnover rate more than the ranges experienced in the past ten years; however, portfolio rates could increase significantly in order to respond to turbulent conditions in the securities market. Refer to Financial Highlights in the Prospectus for detailed year-to-year information on the portfolio turnover rate.



Bridges Investment Fund, Inc.               6             February 25, 2000
  Statement -- Part B


      The rate of portfolio turnover is calculated by dividing (a) the lesser of purchases or sales of portfolio securities for the reporting period by (b) the monthly average of the value of the portfolio securities owned by the Fund during the reporting period. Such monthly average is calculated by totaling the market values of the portfolio securities as of the beginning and end of the first month of the reporting period and as of the end of each of the succeeding months in the period and dividing the sum by the number of months in the period plus one.

      For purposes of this calculation, there is excluded from both the numerator and denominator all securities, including options, whose maturity or expiration date at the time of acquisition were one year or less. All long-term securities, including long-term U.S. Government securities, are included. Purchases include any cash paid upon the conversion of one portfolio security into another. Purchases also include the cost of rights or warrants purchased. Sales include the net proceeds from the sale of rights or warrants and the net proceeds of portfolio securities which have been called or for which payment has been made through redemption or maturity.

     In general, portfolio turnover rises when securities held need to be repositioned to adapt the Fund's investment position to new opportunities or to protect against unforeseen, adverse market circumstances.

Management of the Fund

      Directors and Officers -- The Board of Directors of the Fund is responsible for the management of the business affairs of the Fund. The day-to-day operation of the Fund is handled by the officers who are chosen by, and accountable to, the Board of Directors. The officers have at their disposal the services of the investment adviser, Bridges Investment Counsel, Inc. This Firm is obligated under its investment advisory contract with the Fund to perform all services necessary in connection with the management of the Fund. The business experience of each of the officers and directors of the Fund and of the investment adviser during the past five years is described below. Directors who are "interested persons" of the Fund are indicated with an asterisk (*) in front of their name. The determination of an interested person is based on the definition in Section 2(a)(19) of the Investment Company Act of 1940, and the recent Securities and Exchange Commission Release (Release No. IC-24083, dated October 14, 1999), providing additional guidance to investment companies about the types of professional and business relationships that may be considered to be material for purposes of Section 2(a)(19). Interested persons include a director or officer of the Fund who has a significant or material business or professional relationship with the Fund's investment adviser, Bridges Investment Counsel, Inc.

      Frederick N. Backer, Age 67, Director of the Fund and member of the Audit Committee, 25720 West Dodge Road, Waterloo, Nebraska. Mr. Backer is currently



Bridges Investment Fund, Inc.              7            February 25, 2000
  Statement -- Part B



the President of JAT Investments Limited, formerly JAT Corp., a private investment concern that operated a restaurant for twenty-five years. His responsibilities as President of JAT Corp. commenced in August, 1972.

      *Edson L. Bridges II, CFA, Age 67, Chairman and Chief Executive Officer, Director of the Fund, and member of the Executive Committee, 8401 West Dodge Road, Omaha, Nebraska. Mr. Bridges became Chairman and Chief Executive Officer of Bridges Investment Fund, Inc. on April 11, 1997, after serving as President from September 28, 1970 through April 11, 1997. In September, 1959, Mr. Bridges became associated with the predecessor firm to Bridges Investment Counsel, Inc. and is presently the President and Director of that Corporation. Mr. Bridges is also President and Director of Bridges Investor Services, Inc., a company that became Transfer Agent and Dividend Disbursing Agent effective October 1, 1987. Mr. Bridges is also President and Director of Provident Trust Company, chartered to conduct business on March 11, 1992. Mr. Bridges is also Managing Director of Bridges Investment Management, Inc.

      *Edson L. Bridges III, CFA, Age 41, President and Director of the Fund and member of the Planning Committee, 8401 West Dodge Road, Omaha, Nebraska. Mr. Bridges has been a full-time member of the professional staff of Bridges Investment Counsel, Inc. since August, 1983. Mr. Bridges has been responsible for securities research and the investment management for an expanding base of discretionary management accounts, including the Fund, for more than seven years. Mr. Bridges was elected President of Bridges Investment Fund, Inc. on April 11, 1997, and he assumed the position of Portfolio Manager at the close of business on that date. Mr. Bridges became a Director of Stratus Fund, Inc. in October, 1990. Stratus Fund, Inc. is an open-end, regulated investment company located in Lincoln, Nebraska. Mr. Bridges has been Executive Vice President-Investments of Bridges Investment Counsel, Inc. since February, 1993, and he is a Director of that Firm. Mr. Bridges is also an officer and a Director of Bridges Investor Services, Inc., Provident Trust Company and President of Bridges Investment Management, Inc.

      N. Phillips Dodge, Jr., Age 63, Director of the Fund and member of the Executive Committee, 8701 West Dodge Road, Omaha, Nebraska. Mr. Dodge is President of N. P. Dodge Company, a leading commercial and residential real estate brokerage concern in the area of Omaha, Nebraska. Mr. Dodge has held this position since July, 1978. Mr. Dodge is also a principal officer and director of a number of subsidiary and affiliated companies in the property management, insurance, and real estate syndication. Mr. Dodge became a Director of American States Water Company (formerly Southern California Water Company) in April, 1990, and a Director of the Omaha Public Power District as of January 5, 1995, for a six year term.

      John W. Estabrook, Age 72, Director of the Fund and member of the Audit Committee, 10542 Mullen Road, Omaha, Nebraska. Mr. Estabrook was the Chief Administrative Officer of the Nebraska Methodist Hospital and its holding



Bridges Investment Fund, Inc.               8             February 25, 2000
  Statement -- Part B




company, Nebraska Methodist Health System, in Omaha, Nebraska, beginning June, 1959. Effective January 1, 1987, Mr. Estabrook relinquished the position of President of Nebraska Methodist Hospital, assuming the Presidency of the Nebraska Methodist Health System until his retirement on August 31, 1992.

      Jon D. Hoffmaster, Age 52, Director of the Fund and member of the Planning Committee, 8905 Farnam Court, Omaha, Nebraska. Since July 1999, Mr. Hoffmaster has been affiliated with eteetime.com, a golf software, reservation and e-commerce business located in La Quinta, California, and currently serves as Chief Executive Officer and a director of eteetime.com. From 1987 until June 1999, Mr. Hoffmaster served as a director of infoUSA (formerly known as American Business Information, Inc.), a leading business-to-business marketing information company located in Omaha, Nebraska, and until June 1999 served as its President and Chief Operating Officer. From 1980 to 1987, Mr. Hoffmaster was President and Chief Executive Officer of First National Bank of Bellevue, Nebraska.

      John J. Koraleski, Age 49, Director of the Fund and member of the Planning Committee, 1416 Dodge Street, Omaha, Nebraska. Mr. Koraleski is Executive Vice President-Marketing & Sales of the Union Pacific Railroad Company headquartered in Omaha, Nebraska. As the Executive Vice President, he has responsibility for all sales, marketing, and commercial activities for the railroad and its Union Pacific Distribution Services subsidiary. Prior to being promoted to his current position in March 1999, Mr. Koraleski was the Railroad's Chief Financial Officer, Controller of Union Pacific Corporation, and he also was responsible for the Railroad's Real Estate Department. Mr. Koraleski is a member of the Railroad's Operating Committee. He is Vice President-Finance and a member of the Board of Trustees of the Union Pacific Foundation. Mr. Koraleski is also a Board member of Automated Monitoring and Control International, Inc. (AMCI), a wholly-owned technology firm situated in Omaha, Nebraska.

      Roger A. Kupka, Age 69, Director of the Fund and member of the Audit Committee, 2305 South 103rd Street, Omaha, Nebraska. Mr. Kupka was the President and Chief Executive Officer of Nebraska Builders Products Co. of Omaha, Nebraska. He held this position from 1969 until November, 1986, when he retired. During the past five years, Mr. Kupka has been Vice Chairman of the Board of Directors of PSI Group, formerly known as Discount Mail Inc., headquartered in Omaha, Nebraska. Mr. Kupka is currently a member of the Board of Directors of PSI Group. In addition, Mr. Kupka serves as President of Kupka, Inc. and also serves on the Board of Directors of Micklin Home Improvement Co. All of these companies are located in Omaha, Nebraska.

      Gary L. Petersen, Age 56, Director of the Fund and member of the Executive Committee, P.O. Box 248, Walton, Nebraska 68461. Mr. Petersen is the retired President of Petersen Manufacturing Co. Inc. of DeWitt, Nebraska. Mr. Petersen commenced employment with the Company in February, 1966. He became President in May, 1979, and retired in June, 1986. Petersen Manufacturing Co. Inc. produced



Bridges Investment Fund, Inc.              9              February 25, 2000
  Statement -- Part B




a broad line of hand tools for national and worldwide distribution under the brand names Vise-Grip, Unibit, Prosnip, and Punch Puller.

     John T. Reed, Age 56, Director of the Fund and member of the Audit Committee, 11336 Pine Street, Omaha, Nebraska. Mr. Reed is Chairman of McCarthy & Co. of Omaha, Nebraska, a registered broker-dealer and is a shareholder of its parent, McCarthy Group, Inc. Mr. Reed was formerly with Arthur Andersen & Co. for 32 years before retiring in August, 1996. Mr. Reed served as the managing partner of Arthur Andersen & Co.' s Omaha office while also serving as partner in charge of that office's tax and business consulting practices.

      Roy A. Smith, Age 65, Director of the Fund and member of the Planning Committee, 601 North 108th Circle, Omaha, Nebraska. Mr. Smith was President of
H. P. Smith Motors, Inc. for decades until the Company was sold to a new owner in the Third Quarter of 1997. Mr. Smith is currently President of Old Mill Toyota of Omaha, Nebraska, and is a director of the Mid City Bank of Omaha.

      Janice D. Stoney, Age 59, Director of the Fund and member of the Executive Committee, 8912 Farnam Court, Omaha, Nebraska. Mrs. Stoney retired as Executive Vice President, Total Quality System, US WEST Communications in December, 1992. Mrs. Stoney began her career within the telephone industry as a service representative with the Northwestern Bell Telephone Company in August, 1959.
She held various positions in operations and labor relations with her employer until she was elected Vice President of Human Relations in 1980, a responsibility she held for three years. Between 1983 and 1985, Mrs. Stoney fulfilled the position of Vice President _ Marketing of Communication Services. She was then advanced to lead Northwestern Bell Telephone Company as Executive Vice President and Chief Operating Officer, 1985 to 1987, and President and Chief Executive Officer for a $2.3 billion in revenue operation spanning a five-state area in the Midwest for the years 1987 to 1989. Mrs. Stoney's next advancement was to US WEST Communications in Denver, Colorado where she served as President, Consumer Division from 1989 to 1991. During her distinguished business career, Mrs. Stoney has served on the Board of Directors of the Federal Reserve Bank, Tenth District, Omaha Branch, from 1984 to 1988; the Northwestern Bell Telephone Company, 1985 to 1990; Tennant Company located in Minneapolis, Minnesota from 1986 to 1995; and US WEST Communications Group, Inc., 1989 to 1992. Mrs. Stoney formerly served on the Board of Directors of Guarantee Life Insurance Company of Omaha, Nebraska from 1987 to 1999, and the Premark International Corporation, Deerfield, Illinois, from 1989 to 1999. She is also a Director of the Whirlpool Corporation, headquartered in Benton Harbor, Michigan where she has served since 1987. Mrs. Stoney was also elected to the Williams Companies, Inc. Board of Directors in 1999.

      L.B. Thomas, Age 63, Director of the Fund and member of the Executive Committee, 7813 Pierce Circle, Omaha, Nebraska. Mr. Thomas retired in October, 1996, from ConAgra, Inc. He was Senior Vice President, Risk Officer and




Bridges Investment Fund, Inc.             10            February 25, 2000
  Statement -- Part B





Corporate Secretary for ConAgra, Inc. at the time of his retirement. ConAgra has sales of approximately $25 billion world-wide and is the second largest major processor of food products in the United States. It is headquartered in Omaha, Nebraska. Mr. Thomas was also a member of ConAgra's Management Executive Committee. Mr. Thomas joined ConAgra as assistant to the Treasurer in 1960. He was named Assistant Treasurer in 1966; Vice President, Finance in 1969; Vice President, Finance and Treasurer in 1974; added the Corporate Secretary responsibility in 1982; and became Senior Vice President in 1991. Mr. Thomas is a director of Lozier Corp. located in Omaha, Nebraska and the Exchange Bank of Mound City, Missouri, and a member and treasurer of the Nebraska Methodist Health System Board of Directors.

     John K. Wilson, Age 45, Director of the Fund and member of the Planning Committee, 15942 Burt Street, Omaha, Nebraska. Mr. Wilson is President of Durham Resources, LLC and President of Great Plains Energy Corp. Durham Resources, LLC is a privately held investment company headquartered in Omaha, Nebraska. Great Plains Energy Corp. and its wholly owned subsidiary, Great Plains Natural Gas Co., is a retail distributor of natural gas to 19 communities in western Minnesota and eastern North Dakota. Mr. Wilson commenced his career with Durham Resources LLC, and Great Plains Energy Corp. in February, 1983. Prior to becoming President in May, 1994, Mr. Wilson served in the position of Secretary-Treasurer and Vice President-Finance. Mr. Wilson currently serves on the Advisory Board _ U.S. Bank National Association, Omaha, Nebraska.

     Nancy K. Dodge, Age 38, Treasurer of the Fund, 8401 West Dodge Road Omaha, Nebraska. Mrs. Dodge has been an employee of Bridges Investment Counsel, Inc. since January, 1980. Her career has progressed through the accounting department of that Firm, to her present position as Vice President of Fund Services. Mrs. Dodge is the person primarily responsible for day to day operations for the Fund, and she is also the key person for handling relations with shareholders, the custodian bank, and the auditor. Mrs. Dodge is an officer and Director of Bridges Investor Services, Inc., and a Trust Administrator for Provident Trust Company.

      Brian M. Kirkpatrick, Age 28, Vice President of the Fund, 8401 West Dodge Road, Omaha, Nebraska. Mr. Kirkpatrick has been an employee of Bridges Investment Counsel, Inc. since August, 1992. His career has been mainly in the client accounting and security research areas. In 1998, Brian's role with Bridges Investment Counsel, Inc. expanded significantly into client counselling, portfolio management and Director of Security Research. Mr. Kirkpatrick was elected Vice President of the Fund on April 13, 1999. Mr. Kirkpatrick is also a Trust Assistant for Provident Trust Company.

     Mary Ann Mason, Age 47, Secretary of the Fund, 8401 West Dodge Road, Omaha, Nebraska. Mrs. Mason has been an employee of Bridges Investment Counsel, Inc. since June, 1981. Her career has been mainly in the staff services area as a secretary. Mrs. Mason is also Corporate Secretary for Bridges Investment Counsel, Inc., Secretary and Trust Administrator for Provident Trust Company, Secretary and Treasurer for both Bridges Investor Services, Inc. and Bridges Investment Management, Inc., and a Director of Bridges Investor Services.

     Linda J. Morris, Age 32, Assistant Treasurer of the Fund, 8401 West Dodge Road, Omaha, Nebraska. Mrs. Morris has been an employee of Bridges Investment Counsel, Inc. since August, 1992. Her career with Bridges Investment Counsel, Inc. has been largely in the client accounting area. In recent years, Linda has been the primary accounting person to determine the daily net asset value for the shares of the Fund. Mrs. Morris was elected Assistant Treasurer of the Fund on April 13, 1999. Mrs. Morris is also Associate Director of Accounting for Bridges Investment Counsel, Inc. and a Trust Assistant for Provident Trust Company.

     Kathleen J. Stranik, Age 56, Assistant Secretary of the Fund, 8401 West Dodge Road, Omaha, Nebraska. Mrs. Stranik has been an employee of Bridges Investment Counsel, Inc. since January, 1986. Mrs. Stranik has served as executive secretary to both Edson L. Bridges II and Edson L. Bridges III



Bridges Investment Fund, Inc.            11             February 25, 2000
  Statement -- Part B



throughout her career with the Firm. She currently holds the position of Vice President of Administration for the Fund's investment manager. Mrs. Stranik is also an officer and Director of Bridges Investor Services, Inc., Assistant Secretary and Assistant Treasurer and Trust Officer for Provident Trust Company and Assistant Secretary and Assistant Treasurer for Bridges Investment Management, Inc.

     The Board of Directors of the Fund has three committees: an Audit Committee, an Executive Committee, and a Planning Committee. The members of these committees are appointed annually at the April meeting of the Board of Directors. The members of the Audit Committee currently are: Mr. Frederick N. Backer, Mr. John W. Estabrook, Mr. Roger A. Kupka, and Mr. John T. Reed. The members of the Executive Committee currently are: Mr. Edson L. Bridges II, Mr.
N. P. Dodge, Jr., Mr. Gary L. Petersen, Mrs. Janice D. Stoney, and Mr. L.B. Thomas. The members of the Planning Committee currently are: Mr. Edson L. Bridges III, Mr. Jon D. Hoffmaster, Mr. John J. Koraleski, Mr. Roy A. Smith, and Mr. John K. Wilson.

     The Executive Committee reviews investment policies for the Fund, and members of this Committee take action on any matters which the Board should review at its next meeting for appropriate action. The Audit Committee establishes the scope of review for the annual audit by its independent auditor, and its members work with representatives of the independent auditor to establish such guidelines and tests for the audit which are deemed appropriate and necessary. The Planning Committee establishes and reviews long-term planning and directions for the Fund in light of the changing business and regulatory environment for investment companies in general and with respect to the Fund in particular.



Bridges Investment Fund, Inc.              12              February 25, 2000
  Statement -- Part B




Compensation

     The officers and directors of the Fund do not receive any salaries or fees from the Fund for their services to the Fund in such capacities. However, during 1999, the directors as a group received $13,400.00 from Bridges Investment Counsel, Inc. for compensation related to attendance at meetings of the Board of Directors, the Audit Committee, and the Executive Committee of the Fund.

     The following compensation information is provided for all directors of the Fund and for each of the executive officers or any affiliated person of the Fund (with annual compensation in excess of $60,000) for the most recently completed fiscal year (1999):


                               COMPENSATION TABLE
__________________________________________________________________________
(1)                    (2)            (3)                (4)              (5)
                                                                          Total
                                      Pension or                          Compensation
                       Aggregate      Retirement         Estimated        From Registrant
                       Compensation   Benefits Accrued   Annual           and Fund Complex
Name of Person,        From           as Part of Fund    Benefits Upon    Paid to Directors
Position               Registrant     Expenses           Retirement
Executive Officers:

Edson L. Bridges II    None           None               None             None
 Chairman and CEO,
   and Director
Edson L. Bridges III   None           None               None             None
 President and
   Director
Directors of the Fund:
Frederick N. Backer    None           None               None             None
N. P. Dodge, Jr.       None           None               None             None
John W. Estabrook      None           None               None             None
Jon D. Hoffmaster      None           None               None             None
John J. Koraleski      None           None               None             None
Roger A. Kupka         None           None               None             None
Gary L. Petersen       None           None               None             None
John T. Reed           None           None               None             None
Roy A. Smith           None           None               None             None
Janice D. Stoney       None           None               None             None
L.B. Thomas            None           None               None             None
John K. Wilson         None           None               None             None


Fund directors and officers do not receive any pension, retirement, or other plan benefits from the Fund.




Bridges Investment Fund, Inc.            13              February 25, 2000
  Statement -- Part B



Control Persons and Principal Holders of Securities

     No person or shareholder has control of Bridges Investment Fund, Inc. Control is defined to mean the beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of the Fund.

     No person or shareholder owned of record or beneficially more than 5% of the Fund's outstanding capital stock as of January 31, 2000, when the Fund had a total of 1,544,980 shares outstanding: However, a group consisting of the family members of Edson L. Bridges II, beneficially owned 4.55% as of January 31, 2000.

     The family of Edson L. Bridges II is composed of the following members:
Sally S. Bridges, wife; Edson L. Bridges III, a married son; Jennifer B. Hicks, a married daughter; Robert W. Bridges, a married son; and Marvin W. Bridges, Jr., a brother. A complete description of ownership of Fund shares by Bridges' family members may be found in the Fund's 2000 Proxy Statement.

     The officers and directors of the Fund owned beneficially and of record, or had the power to vote, 133,195 shares of the Fund's stock. The members of the immediate families of officers and directors owned an additional 119,589 shares for a total beneficial ownership of these persons of 252,784 shares which was equal to 16.36% of the 1,544,980 shares outstanding as of January 31, 2000.

     With respect to the attributed beneficial share interests reported for officers of the Fund for holdings of the Fund by the Bridges Investment Counsel, Inc. Pension Plan and the Bridges Investment Counsel, Inc. Profit Sharing Trust, all shares allocated to the accounts of participants are estimates as of January 31, 2000. While the aggregate shareholding numbers are accurate, the Trustees of the Profit Sharing Trust will not report the allocations to participants for December 31, 1999, until March 15, 2000, because the financial information upon which the allocations are made to participants was not complete on the February 25, 2000, filing date for this Statement of Additional Information, and such information usually is not available for a variety of reasons and factors related to the calculation of bonuses for employees and the filing of the corporate Federal Income Tax for Bridges Investment Counsel, Inc. Accordingly, the disclosure of beneficial interests in the Pension Plan are stated as of December 31, 1999, while the allocations of percentage interests for the Profit Sharing Trust are attributed interests as of December 31, 1998. This methodology was used to disclose the beneficial interest in these trusts as of January 31, 2000.



Bridges Investment Fund, Inc.            14              February 25, 2000
  Statement -- Part B




     Bridges Investment Counsel, Inc. initiated a 401(k) additional feature to the Firm's Profit Sharing Trust in 1988. The National Bank of Commerce Trustee holds 6,684 shares for five participants who are officers of the Fund and its investment advisers: Edson L. Bridges III, whose ownership interest is 3,582 shares, Mary Ann Mason, whose ownership interest is 1,848 shares, Kathleen J. Stranik, whose ownership interest is 263 shares, Brian M. Kirkpatrick, whose ownership interest is 717 shares, and Linda J. Morris, whose ownership interest is 274 shares.

     Unless otherwise noted, all disclosures of shareholder ownership in this section of the Statement of Additional Information are made as of the close of business on January 31, 2000.

Investment Advisory and Other Services

     Control Persons -- Two persons, Edson L. Bridges II and Edson L. Bridges III, of the fourteen members of the Board of Directors of the Fund are also directors and officers of the investment adviser, Bridges Investment Counsel, Inc.

     Mr. Bridges is President and director of Bridges Investment Counsel, Inc. and Chairman and Chief Executive Officer and director of Bridges Investment Fund, Inc. The total of 600 shares of capital stock of the investment adviser are owned as follows: Edson L. Bridges II, 525 shares; Edson L. Bridges III, six shares; Sally S. Bridges, wife of Edson L. Bridges II, three shares; and National Bank of Commerce, as Trustee for the Bridges Investment Counsel, Inc. Profit Sharing Trust, 66 shares.

     Sally S. Bridges, Edson L. Bridges II, and Edson L. Bridges III are the three directors of Bridges Investment Counsel, Inc. Mr. and Mrs. Edson L. Bridges II have been directors of Bridges Investment Counsel, Inc. since January 2, 1963. Mr. Edson L. Bridges III was elected a Director on December 30, 1987.

     A change in the control of ownership of Bridges Investment Counsel, Inc., which would cause the current advisory agreement with the Fund to be terminated, may occur as a result of the death, disability or retirement of Edson L. Bridges II, who currently owns 87.5% of its common stock. As a result, and as part of its prudent long range planning to establish an orderly and well-managed transfer of advisory relationships, Bridges Investment Counsel, Inc. formed Bridges Investment Management, Inc., as a wholly-owned subsidiary in late 1994, and has provided working capital and other resources to it since 1995. Bridges Investment Management, Inc. filed a Form ADV with the Securities and Exchange Commission which became effective December 9, 1999, and is expected to commence its advisory business for clients other than the Fund in March, 2000. The directors of Bridges Investment Management, Inc. are currently Edson L. Bridges II, Edson L. Bridges III, and Deborah L. Grant. The officers of Bridges Investment Management, Inc. are currently Edson L. Bridges II, Managing Director; Edson L. Bridges III, President; Deborah L. Grant, Vice President;



Bridges Investment Fund, Inc.             15            February 25, 2000
  Statement -- Part B




Mary Ann Mason, Secretary/Treasurer; and Kathleen J. Stranik, Assistant Secretary/Assistant Treasurer.

     Bridges Investment Counsel, Inc., as investment adviser to the Fund, has reviewed with the Fund Board of Directors the transfer of the investment advisory relationship from Bridges Investment Counsel, Inc. to Bridges Investment Management, Inc., and the Board of Directors has given preliminary favorable consideration to the transfer, subject to compliance with applicable legal requirements and Fund shareholder approval. Since the management and professional personnel associated with Bridges Investment Management, Inc. would be substantially the same as those currently associated with Bridges Investment Counsel, Inc., any such transfer would not be expected to change the investment policies or strategies used in the past with respect to the Fund. The possible transfer of the investment advisory relationship remains under review, and there is currently no specific schedule to propose any such transfer to Fund shareholders for consideration, and no assurance or commitment that such action will be taken. Investors may refer to the Fund's 1999 Annual Shareholder Report, and the Chairman's letter to Fund shareholders for further discussion of this matter.

     Affiliated Persons -- As directors and officers of both Bridges Investment Counsel, Inc. and Bridges Investment Fund, Inc., Mr. Edson L. Bridges II and Mr. Edson L. Bridges III are affiliated persons of both organizations. There are no other affiliated persons of the investment adviser and the Fund.

     Advisory Fees -- Bridges Investment Fund, Inc. paid Bridges Investment Counsel, Inc. the following dollar amounts for the last three fiscal years as an investment advisory fee: $170,328 in 1997, $209,938 in 1998, and $279,316 in
1999. These fees are based on the month-ending net assets, averaged for a three-month period, and a 1/8 of 1% fee basis is applied to the resulting number. The annual fee basis is 1/2 of 1%. The annual fee is the sum of the four quarterly fees. The advisory fee was not reduced by any credits during the last three fiscal years.

     Expense Limitation -- Bridges Investment Counsel, Inc. has agreed with the Fund to pay any expenses, properly owed by the Fund, which exceed 1 1/2% of the average net assets for any year. There have been no expense reimbursements during the last three fiscal years.

     Services Performed on Behalf of Fund -- Services which are supplied or paid for wholly or in substantial part by the investment adviser in connection with the investment advisory contract are: occupancy and office rental; registration and filing fees; salaries and compensation of the Fund's directors and officers; trading department for securities; and Prospectus preparation and printing. In



Bridges Investment Fund, Inc.               16           February 25, 2000
  Statement -- Part B



effect, Bridges Investment Counsel, Inc. supplies all personnel, equipment, facilities, and administrative services at its expense that would be provided for all investment advisory clients of the Firm. In addition, Bridges Investment Counsel, Inc. pays for all expenses of maintaining federal and state registrations and the majority of legal expenses of the Fund including the costs associated with Master Plans for Standard Retirement Plans and Individual Retirement Act accounts. Lastly, the Investment Adviser performs all services not specifically identified to ensure an orderly business operation of the Fund.

     The Fund pays Bridges Investment Counsel, Inc. for accounting, clerical, and bookkeeping services related solely to special functions for the Fund and for postage, stationery, forms, supplies and printing -- including quarterly reports to shareholders. Bridges Investment Counsel, Inc. provides the staff personnel and services for these tasks, and the Advisory Firm is reimbursed at its cost for these services.

     Other Services -- The Fund pays for the services of the independent auditor. The Fund also pays the fees and costs of First National Bank of Omaha, Nebraska, the Fund Custodian. The Fund also bears the cost of the insurance premiums to provide $500,000 in fidelity and errors and omissions coverages under an Investment Company Blanket Bond effective April 1, 1988. ICI Mutual Insurance Company, P.O. Box 730, Burlington, Vermont 05402-0730 is the carrier supplying the coverage.

     Bridges Investor Services, Inc., 8401 West Dodge Road, Omaha, Nebraska 68114, acts as Dividend Disbursing and Transfer Agent for the Fund. For its services as transfer agent, Services is paid a quarterly fee by the Fund of $325 ($1,300 annually). This is a fixed fee which covers transfer agent costs, regardless of the number of Fund share transactions. For its services as dividend disbursing agent, Services is paid by the Fund a fixed fee quarterly of $300 ($1,200 annually). The Fund also pays Services a quarterly fee of $225 ($900 annually) for administrative services provided to the Fund, as well as a quarterly fee for reimbursement for Account Activity in the amount of $2,100 per quarter. In addition to these fixed fees, the Fund pays to Services a $1.00 per transaction fee for opening a new account and transfers in, and a $1.50 per transaction fee for Fund share redemptions and transfers out. Other administrative and operational services provided to the Fund, including preparation and mailing of tax forms on behalf of the Fund, are billed on a time basis of $28.50 per hour. The Fund reimburses Services for postage and other out-of-pocket disbursement costs. Services also charges transactional fees to shareholders of the Fund as described in the Fund's Prospectus. For the year ended December 31, 1999, the Fund paid a total of $15,738 to Services for all services provided to the Fund during 1999 (excluding reimbursement for expense disbursements by Services on behalf of the Fund).

     Independent Auditors -- KPMG LLP, 1501 Two Central Park Plaza, Omaha, Nebraska 68102 conducts the annual audit of the Fund's operation in accordance with generally accepted auditing standards, the applicable regulations of the Securities and Exchange Commission, and the provisions of the Internal Revenue Code. Representatives of KPMG LLP meet with the Audit Committee of the Board


Bridges Investment Fund, Inc.             17              February 25, 2000
  Statement -- Part B





of Directors to establish the scope of each audit. The federal and state income tax returns are prepared by the staff of KPMG LLP. Lastly, KPMG LLP provides consents to permit the filing of financial statements with appropriate documents with the Securities and Exchange Commission at various times throughout the year, and a partner of the firm or his representative will be in attendance at the annual meeting of stockholders to answer any inquiries at that time.



Brokerage Allocations and Other Practices

     Transactions in the Fund's portfolio of securities are effected through a number of brokers to reflect the availability of security research information, execution and other open market services, and goodwill or other factors.

     The total brokerage fees paid on securities transactions for the Fund for the last three fiscal years were: $23,917.11 in 1997, $45,224.00 in 1998, and $27,096.60 in 1999. The Fund's management has no plans to vary the brokerage commission activity from the pattern shown during the last three fiscal years. During 1999, brokerage commissions attributed to security research information were $25,096.60 or 92.62% of the total. There were $2,000 in commissions attributed to special brokerage services; there were no commissions attributed to good will in 1999.

     Twelve brokers were used by the Fund during 1999, resulting in an average compensation per brokerage firm of $2,091.38. The largest amount received by any firm was $5,811.25. The Fund has no plans to concentrate securities transaction orders with any single broker or group of brokers. There were no brokerage concerns or individuals acting as brokers who were affiliated with the Fund or its investment adviser, Bridges Investment Counsel, Inc. In 1999, the Fund purchased 500 shares of DLJDirect with a purchase value of $10,000, which is the electronic trading division of Donaldson Lufkin Jenrette, a brokerage firm used by the Fund from time to time. The Fund's position in DLJDirect was sold in 1999, and as of December 31, 1999, the Fund owned no shares of DLJDirect. As of December 31, 1999, the Fund owned shares of Merrill Lynch & Co., a brokerage firm used by the Fund from time to time, with a value of $249,938, representing 0.36% of Fund assets. The Fund paid Merrill Lynch $1,688 in brokerage commissions in 1999.

     The research information purchased with the Fund's brokerage commissions was provided to the Fund's investment adviser, Bridges Investment Counsel, Inc., and this material benefited all clients of that Firm, including the Fund. Many clients of Bridges Investment Counsel, Inc. participate in an informal program of placing brokerage transactions to obtain security research information; thus,



Bridges Investment Fund, Inc.           18              February 25, 2000
  Statement -- Part B




the Fund and its investment adviser benefit from the brokerage transactions of many clients of the investment adviser. Most brokerage firms do not price their research services; therefore, it is not possible to place a monetary value on such services.

     The advent of negotiated brokerage commissions on May 1, 1975, ended the uniform commission schedule of New York Stock Exchange member firms. As a result, it is difficult to construct studies of comparable costs and services on each security transaction of the Fund. Accordingly, the disinterested directors of Bridges Investment Fund, Inc. have agreed that Bridges Investment Counsel, Inc. may cause the Fund to pay a member of an Exchange, broker, or dealer an amount of commission for effecting a securities transaction by the Fund in excess of the amount of commission which would have been charged by another person for effecting such transactions, providing that Bridges Investment Counsel, Inc. determines in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided by such Exchange member, broker, or dealer subject only to the limitations and definitions contained in Section 28(e) of the Securities Exchange Act of 1934 and to a periodic review by the disinterested directors of the actions of the investment adviser in directing the brokerage business of the Fund. Because of the practice of using securities transactions to purchase brokerage services and research, the Fund may not receive the lowest possible aggregate execution cost with respect to any given brokerage transaction.

     Bridges Investment Counsel, Inc. is able to secure discounts from the uniform brokerage commission schedule which was in effect on April 30, 1975, for listed securities during the period from May 1, 1975, through December 31, 1999. The Board of Directors reviews and approves the level of discounts and the actual brokerage costs on each transaction in the portfolio at each quarterly meeting. The investment adviser believes these discounts to be appropriate and similar to those earned by other institutional portfolios of the size of the Fund. Mr. Edson L. Bridges III, President of the Fund, selects the brokers to be employed for securities transactions of the Fund, and he determines the acceptability of the discount.

Capital Stock and Other Securities

     The Fund's capital structure consists of 3,000,000 authorized shares of capital stock (par value of one dollar per share) with 2,360,677 shares issued as of December 31, 1999. Fund shares have equal rights as to voting, redemption, dividends, and liquidation, with cumulative voting for the election of directors. The shares are redeemable on written demand of the holder and are transferable. The shares have no preemptive or conversion rights and are not subject to assessment. Fractional shares have the same rights proportionately as full shares, except they do not carry the right to vote.

     Shares redeemed by the Fund cannot be reissued, and the Fund's authorized capital stock shall be deemed to be reduced by the number of shares redeemed.



Bridges Investment Fund, Inc.            19             February 25, 2000
  Statement -- Part B




As of December 31, 1999, 852,523 shares of the Fund had been redeemed since inception of the Fund in 1963. The Fund's net shares of capital stock outstanding were 1,508,154 on December 31, 1999.

     Cumulative Voting _ Fund shares are entitled to cumulative voting rights. This provision permits a shareholder to allocate the votes of his shares towards one or more directors in order to increase the influence of his ownership towards the director or directors selected for his support in an election of directors.

Purchase, Redemption, and Pricing of Securities Being Offered

     General Information -- Shares of the Fund are offered and sold directly to investors at Net Asset Value per share through the Fund's office, which is the only point of distribution for the Prospectus, Part A, the Statement of Additional Information, Part B, and Other Information, Part C. The Fund does not have any arrangements with underwriters or broker dealers with respect to the purchase or sale of Fund shares, nor make any payments to underwriters or broker-dealers in connection with the purchase or sale of Fund shares. The Fund is not permitted to redeem shares involuntarily in accounts below a certain number or value of shares. The Fund will honor all properly documented requests for redemption irrespective of the length of time investors have maintained their account with the Fund. Information concerning the methods of purchase and redemption of Fund shares are set forth in the Fund's Prospectus. The Fund does not use letters of intent, contractual accumulation plans, withdrawal plans, or exchange privileges.

     Shareholders who require assistance in gathering cost history and share information regarding their account with the Fund should anticipate that Bridges Investor Services, Inc. as Transfer Agent, will bill the direct costs of such investigations directly to the shareholder with an explanation of the type of work conducted, the dates and time committed, and the expenses incurred by Services. In the normal situation, the maximum charge per inquiry of this type will be $25.00.

     Valuation -- The methods for determining the Net Asset Value per share of the Fund for purchase of shares and the Net Asset Value per share for the redemption of or sales of shares back to the Fund are described in the Fund's Prospectus.

     Specimen Price Make Up -- Please refer to Appendix A for a copy of the Price Make Up form used by the Fund. The example or illustration uses the actual data and methods used for the Fund on December 31, 1999. The audited Balance Sheet information will provide the same information with a different format and classification of items for the purpose of proper financial statement presentation.

     Other Disclosures -- The Fund prices its shares only once per day after the close of the New York Stock Exchange. There is no difference in the net offering price charged to the general public and that price which is charged to



Bridges Investment Fund, Inc.            20            February 25, 2000
  Statement -- Part B



officers, directors, and employees of either the Fund or its investment adviser. The Fund does not use Rule 2a-7 under The General Rules and Regulations of The Investment Company Act of 1940 for the purpose of pricing its shares to the public.


Description of Fund Plans

      Standard Retirement Plan -- Bridges Investment Fund, Inc. offers a master Standard Retirement Plan (as Amended and Restated as of January 1, 1989) for corporations, self-employed individuals, and partnerships and their employees. Investors may choose a Money Purchase Pension Plan, a Profit Sharing Plan which includes a Salary Reduction Arrangement under Section 401(k) of the Code within the Standard Retirement Plan, including a SIMPLE Model Amendment for employers with less than 100 employees. The master plan includes a Standard Custodial Agreement (as Amended and Restated as of January 1, 1989) under which U.S. Bank National Association, Omaha, Nebraska, will act as Custodian. Bridges Investor Services, Inc. will invest all contributions to the Plan in the shares of the Fund at Net Asset Value, invest all dividends and cash distributions in shares of the Fund at Net Asset Value.

      Currently, the Custodian does not impose maintenance or other fees in connection with the above described Standard Retirement Plan; however the Custodian may impose such fees from time to time by written agreement between the Custodian and the employer. In addition, the Custodian is entitled to reimbursement for certain expenses and taxes, including securities transfer taxes. The Custodian may resign or be removed, and a successor Custodian may be appointed.

      If an investor desires to appoint a different bank as Custodian, he may make his own fee arrangements with the bank of his choice. For further details, see the form of Standard Retirement Plan No. 001, Profit Sharing, and No. 002, Money Purchase Pension, and their related Standard Custodial Agreements, copies of which may be obtained from the Fund's office at the address shown on the cover of this Prospectus. The amended documents as of January 1, 1989, were filed with the Internal Revenue Service for approval as prototype master plans in December, 1989. The IRS has assigned qualified serial numbers to these Plans.

      In undertaking such a Retirement Plan involving investments over a period of years, it is important for the individual to consider his needs and whether or not the investment objectives of the Fund, described in this Prospectus, are likely to fulfill them. An investor who contemplates establishment of such a Plan should consult with his attorney and/or his public accountant.

      The Prototype Standardized Profit Sharing Plan with CODA known in our Fund as Standard Retirement Plan No. 001 (As Amended and Restated as of January 1,
1989) Profit Sharing with a Salary Reduction Arrangement under Section 401(k) of



Bridges Investment Fund, Inc.            21             February 25, 2000
  Statement -- Part B



the Internal Revenue Code received approval from the Internal Revenue Service on July 31, 1990. This Plan No. 001 is identified by Letter Serial No: D249067a. The Prototype Standardized Money Purchase Pension Plan described by our Fund as the Standard Retirement Plan No. 002 (As Amended and Restated as of January 1,
1989) Money Purchase Pension received approval from the Internal Revenue Service on July 31, 1990. This Plan No. 002 is identified by Letter Serial No:
D249068a. Both Plans have incorporated model amendments published by the Internal Revenue Service which adopt all changes required by the tax laws since the Plans were restated.

Individual Retirement Custodian Account Prototype

      An investor, referred to as a Depositor in this section of the Prospectus, may wish to purchase shares of Bridges Investment Fund, Inc. in conjunction with the retirement benefits provided by the Employee Retirement Income Security act of 1974. There is available through Bridges Investment Fund, Inc. a Prototype Individual Retirement Custodial Account with Application Form, Contribution Form, and Disclosure Statement.

      The Custodian Agreement provides that U.S. Bank National Association, Omaha, Nebraska, will furnish custodial services as required by such Act. Currently, the investor is not charged any maintenance or other fees in connection with the Individual Retirement Custodial Account; however, the Custodian may impose such fees from time to time by written agreement between Custodian and Depositor. The investor may be subject to additional charges, from time to time, as will reasonably compensate the Custodian for extraordinary services resulting from unusual administrative responsibilities. The Depositor or the Custodian shall have the right to terminate the Account upon 60 days' notice to the other party. In the event of such termination, the Custodian shall make distribution of the Account to the Depositor or to another qualified plan or successor Custodian designated by the Depositor.

      The Fund's Individual Retirement Custodial Account Prototype permits a maximum annual contribution of $2,000 or 100% of the Depositor's annual compensation for personal services, whichever is less. If an investor has a non-working spouse, an additional annual contribution of $2,000 is permitted to a separate IRA maintained by such non-working spouse for a total contribution of $4,000. Under the Prototype, the annual contribution may be deductible under certain conditions, and earnings, if any, accumulate tax-free until distribution after age 59 1/2. Normally, distributions from the Individual Retirement Custodial Account prior to age 59 1/2, unless specifically exempted by law, will result in tax penalties in addition to being included in taxable income. In addition, there is a penalty on excess contributions and a penalty on insufficient payouts after age 70 1/2.

      To establish an Individual Retirement Custodial Account, the Depositor is provided a copy of the Fund's current Prospectus, three copies of the Individual



Bridges Investment Fund, Inc.            22            February 25, 2000
  Statement -- Part B



Retirement Account Custodial Agreement, three copies of the Application Form, three copies of the Contribution Form, and three copies of the Disclosure Statement. The Depositor executes and forwards to U.S. Bank National Association, Omaha, Nebraska, three copies of the Application Form and three copies of the Contribution Form. U.S. Bank National Association, Omaha, Nebraska, will return one acknowledged copy of each form to the Depositor and the Fund for retention by each party. The Depositor will sign and send one copy of the Disclosure Statement to the Fund at its office. The Depositor should retain the other executed copy for a permanent record in his files.

      The Custodial Agreement sets forth provisions governing the Depositor's Account, expresses the prohibited actions under the law, sets forth the provisions of distribution of payments, provides the rules for reports and other information, outlines the Custodian's responsibilities, and provides for Amendments to, and Termination of, the Custodial Account.

      The Application Form establishes the Custodial Account, collects pertinent information to govern the Custodial Account, and recites the applicable fees to be charged by U.S. Bank National Association, Omaha, Nebraska. By executing the Application Form, the Depositor acknowledges receipt of the Prospectus. The Contribution Form governs the method and type of contribution to the Custodial Account. The Disclosure Statement covers appropriate notices of applicable provisions of the Internal Revenue Code, the fees for the account, and other important information concerning the operation of the Individual Retirement Custodial Account. Prior to executing these documents, the Depositor should read all the documents constituting the Prototype.

      The Individual Retirement Custodial Account sponsored by the Fund was approved as a Prototype Plan pursuant to an opinion letter received from the Internal Revenue Service dated June 11, 1993. The Approval Letter carries the Serial No: D111476C.

      U.S. Bank National Association, Omaha, Nebraska, meets the applicable legal requirements to act as the Custodian under the Prototype.

      The provisions to redeem shares of the Fund, as described in this Prospectus, are not changed by the terms of the Prototype.

      The Depositor may revoke his Custodian Account within at least seven days of the date of establishment as provided in Article VI C of the Custodian Agreement, paragraph 9 of the Application Form, and in paragraph 3 (i) of the Disclosure Statement. A shareholder may wish to consider a redemption of the Fund shares as an alternative to revoking his Custodian Account.

      In undertaking such an Individual Retirement Custodian Account as provided by this Prospectus and related documents, involving investments over a period of years, it is important for the individual to consider his or her needs and whether or not the investment objectives of the Fund, described in this



Bridges Investment Fund, Inc.          23               February 25, 2000
  Statement -- Part B




Prospectus, are likely to fulfill them. The individual who contemplates the establishment of the Prototype should consult with his or her attorney or tax adviser regarding appropriate advice as to the actions to be taken. Particular attention should be directed to changes in the deductibility of contributions to IRAs for tax years commencing January 1, 1987, or later for those persons who are covered by employer sponsored deferred benefit plans and other factors related to annual reported tax amounts of single and joint income. Reference to IRS Announcement 86-121 should also be helpful, copies of which may be obtained from the Fund's office.

      Additional consideration should be given by the individual who contemplates the establishment of a Prototype to new choices and opportunities that were created in 1997.

     1)The SIMPLE Individual Retirement Custodial Account, as described in
       Section 408(p) of the Internal Revenue Code may be established in connection with a Salary Reduction Agreement. Under this funding choice, it is possible to set aside more than the $2,000 per year contribution limit for the traditional IRA account. Depending upon the circumstances involved, it may be possible to receive employer matching contributions in the account. This SIMPLE Plan is identified with the Internal Revenue Service through letter Serial No. D111476C.

     2)The Roth Individual Retirement Custodial Account opportunity for investment was created by the Taxpayer Relief Act of 1997. The legislation provides for a non-deductible annual contribution of $2,000 for a working spouse and a $2,000 contribution for a non-working spouse. Benefits paid from the Roth IRA are to be non-taxable to the Depositor upon a qualified distribution from the IRA, which includes distributions made after the Depositor reaches age 59 1/2. The Roth Individual Retirement Custodial Account may be established through the execution of the Form 5305-RA issued under Section 408A of the Internal Revenue Code in conjunction with the standard, traditional IRA Custodial Account of the Fund as described above. Depositors may establish and maintain both the "Traditional" IRA and the "Roth" IRA Accounts, provided the assets are always maintained in separately segregated accounts and provided further that the titles therein accurately reflect the distinctions between the two types of funding permitted by statute. Depositors will still have a $2,000 annual limit per working spouse and non-working spouse, so that a choice must be made between the contribution amounts that would represent an income exclusion and the contribution amounts that would be taxable underneath the $2,000 annual ceiling.

     3)An individual may deposit up to $500 a year into an Education Individual Retirement Custodial Account (Internal Revenue Service Form 5305-EA) for a child under age 18, provided the total contributions for the child



Bridges Investment Fund, Inc.           24            February 25, 2000
  Statement -- Part B



       during the year do not exceed $500. The contributor may be a parent, relative, friend, or other person, including the child him/herself. The ability to contribute to an Education IRA phases out at modified adjusted gross income levels between $95,000 and $110,000 for unmarried individuals and between $150,000 and $160,000 for joint return filers. Distributions from an Education IRA are tax-free up to the amount of qualified higher education expenses for a year. Qualified higher education expenses include tuition, fees, books, supplies, and, if the beneficiary is at least a half-time student, room and board.

The Fund's office maintains a supply of SIMPLE Individual Retirement Custodial account forms and an inventory for the Form 5305-RA for the Roth IRA, and Form 5305-EA for the Education IRA to assist Depositors to establish these types of accounts.


Tax Status

     The Fund is qualified or intends to qualify under Subchapter M of the Internal Revenue Code (26 U.S.C. 851-856). The Fund has no special or unusual tax aspects such as taxation resulting from foreign investment, or from states as a personal holding company, or from any tax loss carryforward.

Underwriters:  None

Calculation of Performance Data

     The following represents performance data of the Fund calculated for the periods and on the bases described below.

                            PAST PERFORMANCE OF FUND

     The bar chart and table on the following page show one measure of the risks of investing in the Fund, by showing the Fund's performance from year to year for the past ten calendar years and by showing how the average annual total returns of the Fund's shares compare to those of a broad-based market index.
The Fund's past investment performance is not necessarily an indication of how the Fund will perform in the future.



        Performance History depicted in a Bar Graph is as follows


        Year                    % Return

        1990                    1.81%
        1991                   21.01%
        1992                    6.03%
        1993                    6.29%
        1994                    0.30%
        1995                   30.96%
        1996                   18.06%
        1997                   22.33%
        1998                   27.48%
        1999                   39.80%



     The Fund's highest and lowest returns for a calendar quarter during the past ten years are a return of 28.12% for the 4th Quarter 1999, and -8.83% for the 3rd Quarter 1990.




Average Annual Total              Past One     Past Five     Past Ten
    Returns                         Year         Years        Years
(for the periods ending
 December 31, 1999)


Bridges Investment Fund, Inc.      38.90%        27.34%        16.64%
S & P 500                          21.01%        28.49%        19.16%




     Total Return is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gains. A cumulative total return reflects actual performance over a stated period of time. An average annual total return is a hypothetical rate of return that, if achieved annually, would have produced the same cumulative total return if performance had been constant over the entire period. Average annual total returns smooth out variations in performance; they are not the same as the actual year-by-year results.



Bridges Investment Fund, Inc.         26              February 25, 2000
  Statement -- Part B





Table _ Line Chart



Year           BIF            S & P 500

1989           10,000.00       10,000.00
1990           10,180.36        9,689.22
1991           12,318.63       12,318.63
1992           13,060.87       13,589.54
1993           13,881.48       14,950.48
1994           13,922.13       15,153.12
1995           18,230.79       20,826.41
1996           21,522.01       25,596.74
1997           26,326.60       34,125.56
1998           33,559.22       43,858.21
1999           46,614.11       53,075.17


(Amounts in table above represent year-end market values, and are plotted as data points on a line graph)


Average Annual Total Return for Bridges Investment Fund, Inc.:
          1  Year        38.90%
          5  Year        27.34%
          10 Year        16.64%

Past Performance is not predictive of future performance.



Bridges Investment Fund, Inc.            27             February 25, 2000
  Statement -- Part B





               INFORMATION SUPPORTING AND SETTING QUALIFICATIONS
                             FOR INVESTMENT RETURNS

Assumptions

   1.The initial investment was made at the public offering price last calculated on the business day before the first day of the first fiscal year.

   2.The subsequent account values are based on the net asset values of the Fund last calculated on the last business day of the first and each subsequent fiscal year.

   3.The calculation for the final account value assumes the account was closed and the redemption was at the price last calculated on the last business day of the most recent fiscal year.

   4.All dividends and capital gains distributions by the Fund were reinvested at the price on the reinvestment dates. The dividend for the Standard &
     Poor's 500 Composite Index for the previous quarter was invested at the month-end price closest to the reinvestment date for the Fund.

   5.Reinvestment fees for dividend and capital gains distributions were deducted before reinvestment in shares of the Fund. The Standard & Poor's
     500 Composite Index was not charged with any brokerage commissions, reinvestment fees, or operating expenses.

Appropriate Index

     The Fund is to select an "appropriate broad-based securities market index" that is administered by an organization that is not an affiliated person of the Fund or its investment adviser. The securities index chosen must be adjusted to reflect reinvestment of dividends on securities in the index, but not the expenses of the Fund.

Use of Additional Indexes

     In addition to the required comparison to a broadly-based index, mutual fund registrants with the Securities and Exchange Commission are urged to compare their performances to other more narrowly-based indexes that reflect the market sectors in which they invest. Management has investigated commercial paper, Treasury Bill, Treasury Note, Treasury Bond, and Corporate Bond indexes to cover those portfolio segments not invested in the common stock market. Some problems with comparable information have been encountered particularly with respect to the difficulty of matching income reinvestment dates in the indexes with the reinvestment calendar scheme in effect for the Fund. Therefore, at this point in time, the Fund management has decided not to present the comparisons to the more narrow indices.




Bridges Investment Fund, Inc.         28             February 25, 2000
  Statement -- Part B







__________________________________________________________________________
     As a prospective investor or shareholder, you may be interested in securing
Part C of this filing, and you must receive Part A, the Prospectus, in order to make an investment in the Fund.  You may request copies of Parts A, B, and C from the Fund's office at the address shown on the Cover of Part B.
__________________________________________________________________________
Financial Statements

      The audited financial statements for the year ended December 31, 1999, appear on pages 30 - 45 in this Part B. As a unit, these statements include:
The Report of Independent Public Accountants, the Schedule of Portfolio
Investments, the Statement of Assets and Liabilities, the Statement of Operations, Statements of Changes in Net Assets, and Notes to Financial
Statements.

      The Fund's Management and Board of Directors encourages prospective investors and shareholders to review the audited financial statements, particularly the Schedule of Investments, to obtain a useful perspective about securities owned by the Fund.

      The Price Make Up Sheet, Appendix A, is shown on page 29; then the financial statements follow as a unit to complete this Part B.







                              APPENDIX A(Specimen)
                              PRICE MAKE UP SHEET
                               December 31, 1999

Journal Form,                                              Actual Balance
Ledger Form,                                                 or Market
Schedule, or    ACCOUNT (Cost Figures in Parentheses)      Value Figures
Account Number
ASSETS


01a-DR-C            Cash-Principal                         $    5,852.87
01b-DR-C            Cash-Income                               118,075.45
02a-LF51            Dividends Receivable                       37,205.00
02b-LF52            Interest Receivable                        77,409.18
04a-CRDJ            Accts. Receivable-Subscriptions to Capital
                     Stock                                    841,773.64
04b-CRDJ            Accts. Receivable-Securities Sold         638,361.51
07 -Schedule 7      Inv. in Securities (28,914,315.12)     68,265,291.02
    CRS
______________  __________________________________        _____________
______________  __________________________________        _____________


                                        TOTAL ASSETS      $69,983,968.67



LIABILITIES:
13a-CRDJ            Accts. Pay.-Redemptions of Capital Stock   $3,800.00
13b-CRDJ            Accts. Pay.-Purchase of Securities   _______________
14a-CRDJ            Accrued Liab.-Operating Expenses          110,258.75
14b-CRDJ            Accrued Liab.-Taxes                  _______________
14 -CRDJ            Distributions Payable                 $   134,225.77
______________  ____________________________________     _______________
______________  ____________________________________     _______________

                                   TOTAL LIABILITIES         $248,284.52


19                  NET ASSETS APPLICABLE TO OUTSTANDING
                    CAPITAL SHARES (Tot. Assets Minus
                     Tot. Liab.)                          $69,735,684.15

20 -CRDJ DR-TA      Capital Stock-Total Shares Outstanding  1,508,154.054
                   NET ASSET VALUE PER SHARE
                        Purchase Price Per Share    $46.24       46.24
                        Redemption Price Per Share  $46.24    x Div. @ .089

Equalization Computation                  Net Investment Income     0.00
                    (Current Qtr.)         (Current Qtr.)
Dividend Income     $105,617.16           Undistributed Net Income  0.00
Interest Income      129,378.18            (Previous Qtrs.)
Total Income        $234,995.34             Total Acct. 21b         0.00
                                          Equalization/Share         .00
Taxes Paid          $__________            Orders   /
Expenses Unpaid      113,000.00           Net Shares Purch., Redemp.
Reimbursed Expenses (_________)           Balance, Equalization  1,393.07
Tot.Exp.Post Close   __________           Equalization Entry    _________
                                          Equalization Forward  _________
Net Investment Inc. $121,995.34           Capital Shares Forward 1,508,154.054




Bridges Investment Fund, Inc.         30             February 25, 2000
  Statement -- Part B





                    REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS






To the Shareholders and the Board of Directors of Bridges Investment Fund, Inc.


     We have audited the accompanying statement of assets and liabilities of Bridges Investment Fund, Inc. including the schedule of portfolio investments, as of December 31, 1999, the related statement of operations for the year then ended, and the statements of changes in net assets and financial highlights for each of the years in the two year period then ended. These financial statements are the responsibility of Bridges Investment Fund, Inc. Our responsibility is to express an opinion on these financial statements based on our audit. The financial highlights for each of the years in the three year period ended December 31, 1997 were audited by other auditors whose report thereon dated January 16, 1998 expressed an unqualified opinion on those statements.

     We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1999 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Bridges Investment Fund, Inc. as of December 31, 1999, the results of its operations for the year then ended, the changes in its net assets and financial highlights for each of the years in the two year period then ended, in conformity with generally accepted accounting principles.



                                             KPMG LLP



January 7, 2000

Bridges Investment Fund, Inc.          -31-                  February 25, 2000
  Statement - Part B



                         BRIDGES INVESTMENT FUND, INC.

                       SCHEDULE OF PORTFOLIO INVESTMENTS

                               DECEMBER 31, 1999
                                                    NUMBER                    MARKET
                TITLE OF SECURITY                  OF SHARES      COST        VALUE

      COMMON STOCKS - (86.3%)

ADVERTISING _ 0.5%
  INTERPUBLIC GROUP OF COMPANIES, INC. (THE)       4,000      $   106,953  $   230,750
  LAMAR ADVERTISING COMPANY*                       2,000           92,125      121,125
                                                              $   199,078  $   351,875

AIRCRAFT _ MANUFACTURING  - 0.7%
  THE BOEING COMPANY                              12,000      $   278,135  $   497,250

AMUSEMENTS _ RECREATION _ SPORTING GOODS _ 0.3%
  NIKE, INC.                                       5,000      $   171,270  $   247,813

BANKING AND FINANCE  - 3.2%
  CHASE MANHATTAN CORPORATION (THE)                2,000      $    86,650  $   155,375
  FIRST NATIONAL OF NEBRASKA, INC.                   230          346,835      552,000
  MBNA CORPORATION                                15,000          234,825      408,750
  STATE STREET CORPORATION                         8,000           66,525      584,500
  U.S. BANCORP                                     5,000          166,370      119,063
  WELLS FARGO & CO.                               10,000          138,173      404,375
                                                              $ 1,039,378  $ 2,224,063

BEVERAGES _ SOFT DRINKS  - 1.2%
  PEPSICO, INC.                                   24,000      $   307,470  $   846,000

BROADCAST SERVICE/PROGRAM _ 0.3%
  AT&T CORPORATION _ LIBERTY MEDIA*                3,500      $   169,085  $   198,844

CHEMICALS  - 1.1%
  THE DOW CHEMICAL COMPANY                         6,000      $   396,947  $   801,750

COMMUNICATIONS _ RADIO AND TELEVISION _ 1.3%
  CLEAR CHANNEL COMMUNICATIONS, INC.*             10,000      $   366,954  $   892,500

COMPUTERS _ HARDWARE AND SOFTWARE  - 11.8%
  CISCO SYSTEMS, INC.*                            18,000          290,726    1,928,250
  DELL COMPUTER CORPORATION *                      3,000          109,594      153,000
  HNC SOFTWARE, INC.*                             18,000          598,741    1,903,500
  HEWLETT-PACKARD CO.                              6,000           83,784      682,500
  MICROSOFT CORPORATION*                          20,000           93,361    2,335,000
  TIBCO SOFTWARE, INC.*                            2,000          153,194      306,000
  TRANSACTION SYSTEMS ARCHITECTS, INC.*           32,000        1,102,118      896,000
                                                              $ 2,431,518  $ 8,204,250

COMPUTERS _ MEMORY DEVICES _ 2.5%
  EMC CORPORATION/MASS*                           16,000      $   358,855  $ 1,748,000

COMPUTERS _ MICRO _ 1.1%
  SUN MICROSYSTEMS, INC.*                         10,000      $   281,812  $   774,375



    *NONINCOME-PRODUCING SECURITY

Bridges Investment Fund, Inc.        -32-               February 25, 2000
  Statement - Part B


                         BRIDGES INVESTMENT FUND, INC.

                       SCHEDULE OF PORTFOLIO INVESTMENTS
                                  (CONTINUED)

                               DECEMBER 31, 1999
                                                    NUMBER                    MARKET
                TITLE OF SECURITY                  OF SHARES      COST        VALUE

       COMMON STOCKS   (CONTINUED)

DATA PROCESSING AND MANAGEMENT _ 1.7%
  CSG SYSTEMS*                                    18,000      $   509,169  $   717,750
  FIRST DATA CORPORATION                          10,000          458,100      493,125
                                                              $   967,269  $ 1,210,875

DIVERSIFIED OPERATIONS _ 0.6%
  BERKSHIRE HATHAWAY INC., CLASS B *                 210      $   150,375  $   384,300

DRUGS - MEDICINES _ COSMETICS  - 6.3%
  ABBOTT LABORATORIES                             15,000      $   169,395  $   544,688
  AMGEN, INC.*                                    12,000          248,688      720,750
  BRISTOL-MYERS SQUIBB CO.                         8,000          141,675      513,500
  ELAN CORPORATION PLC ADR*                       20,000          419,005      590,000
  JOHNSON & JOHNSON                               10,000          109,396      932,500
  MERCK & CO., INC.                               16,000          274,266    1,075,000
                                                              $ 1,362,425  $ 4,376,438

ELECTRICAL EQUIPMENT AND SUPPLIES  - 1.8%
  GENERAL ELECTRIC CO.                             8,000      $   147,473  $ 1,238,000

ELECTRIC _ GENERATION _ 0.5%
  AES CORPORATION*                                 5,000      $   277,053  $   373,750

ELECTRONIC COMPONENTS _ CONDUCTORS _ 0.4%
  ALTERA CORPORATION*                              6,000      $   185,375  $   297,375

ELECTRONICS  - 4.1%
  INTEL CORPORATION                               20,000      $   334,735  $ 1,646,250
  SOLECTRON CORPORATION *                         13,000          301,136    1,236,625
                                                              $   635,871  $ 2,882,875

FINANCE _ CREDIT CARDS _ 0.5%
  AMERICAN EXPRESS COMPANY                         2,000      $   165,255  $   332,500

FINANCE _ DIVERSIFIED _ 0.6%
  MORGAN STANLEY, DEAN WITTER, DISCOVER & CO.      3,000      $   202,960  $   428,250

FINANCE _ INVESTMENT BANKS _ 0.5%
  MERRILL LYNCH & CO., INC.                        3,000          168,586      249,938
  E*TRADE GROUP, INC.*                             4,000           98,188      104,500
                                                              $   266,774  $   354,438

FINANCE - REAL ESTATE  - 2.0%
  FREDDIE MAC                                     30,000      $   470,320  $ 1,411,875




    *NONINCOME-PRODUCING SECURITY



Bridges Investment Fund, Inc.        -33-              February 25, 2000
  Statement -- Part B



                         BRIDGES INVESTMENT FUND, INC.

                       SCHEDULE OF PORTFOLIO INVESTMENTS
                                  (CONTINUED)

                               DECEMBER 31, 1999
                                                    NUMBER                    MARKET
                TITLE OF SECURITY                  OF SHARES      COST        VALUE

       COMMON STOCKS   (CONTINUED)

FINANCE _ SERVICES  - 2.7%
  CAPITAL ONE FINANCIAL CORPORATION               35,000      $   683,206  $ 1,686,563
  PAYCHEX, INC.                                    5,000          154,125      200,000
                                                              $   837,331  $ 1,886,563

FOOD _ MISCELLANEOUS PRODUCTS  - 0.5%
  PHILIP MORRIS COMPANIES, INC.                   15,000      $   263,604  $   345,000

INSURANCE _ MULTILINE  - 0.5%
  AMERICAN INTERNATIONAL GROUP, INC.               3,125      $   118,455  $   337,891

INSURANCE _ MUNICIPAL BOND _ 0.6%
  MBIA, INC.                                       8,000      $   360,053  $   422,500

INTERNET SOFTWARE _ 1.3%
  AMERICA ONLINE, INC.*                           12,000      $   529,238  $   903,000

LINEN SUPPLY AND RELATED PRODUCTS - 0.3%
  CINTAS CORPORATION*                              4,000      $   166,578  $   212,500

MOTION PICTURES AND THEATRES  - 0.9%
  THE WALT DISNEY COMPANY                         22,000      $   236,300  $   643,500

PETROLEUM PRODUCING  - 4.4%
  BP AMOCO PLC-SPONSORED ADR                      13,232      $   246,135  $   784,823
  ATLANTIC RICHFIELD COMPANY                       4,000          211,835      346,000
  CHEVRON CORPORATION                             10,000          340,535      866,250
  EXXON MOBIL CORPORATION                         13,280          325,810    1,069,870
                                                              $ 1,124,315  $ 3,066,943

PUBLISHING _ NEWSPAPERS  - 1.0%
  GANNETT CO., INC.                                8,000      $   179,310  $   652,500

PUBLISHING _ ELECTRONIC  - 0.6%
  REUTERS GROUP PLC, ADR SPONSORED                 5,199      $   166,303  $   420,144

RETAIL STORES _ APPAREL AND CLOTHING  - 3.3%
  GAP, INC.                                       50,000      $   521,360  $ 2,300,000

RETAIL STORES _ BUILDING MATERIALS AND HOME
                   IMPROVEMENT _ 3.0%
  THE HOME DEPOT, INC.                            30,000      $   587,115  $ 2,062,500




    *NONINCOME-PRODUCING SECURITY



Bridges Investment Fund, Inc.         -34-                February 25, 2000
  Statement -- Part B




                         BRIDGES INVESTMENT FUND, INC.

                       SCHEDULE OF PORTFOLIO INVESTMENTS
                                  (CONTINUED)

                               DECEMBER 31, 1999

                                                    NUMBER                    MARKET
                TITLE OF SECURITY                  OF SHARES      COST        VALUE

       COMMON STOCKS   (CONTINUED)

RETAIL STORES _ DEPARTMENT  - 1.6%
  DAYTON HUDSON CORPORATION                       15,000      $   146,129  $ 1,101,563

STEEL - PRODUCERS _ 0.4%
  NUCOR CORPORATION                                5,500      $   122,061  $   301,469

TELECOMMUNICATIONS  - 9.6%
  LEVEL 3 COMMUNICATIONS *                        12,000      $   483,300  $   982,500
  MCI WORLDCOM, INC. *                            19,500          466,188    1,034,719
  SPRINT CORPORATION                              10,000           83,964      673,125
  SPRINT PCS CORPORATION *                         5,500          188,878      563,750
  VODAFONE AIRTOUCH PLC SPONSORED ADR             40,000          915,541    1,980,000
  WEST TELESERVICES CORPORATION*                  58,200          780,844    1,422,263
                                                              $ 2,918,715  $ 6,656,357

TELECOMMUNICATIONS _ EQUIPMENT _ 9.9%
  NOKIA CORPORATION SPONSORED ADR                 12,000      $   492,858  $ 2,292,750
  QUALCOMM INCORPORATED *                         26,000          273,901    4,582,500
                                                              $   766,759  $ 6,875,250

TELEVISION _ CABLE _ 0.4%
  COMCAST CORPORATION*                             6,000      $   141,375  $   303,375

TRANSPORTATION _ AIRFREIGHT _ 2.0%
  EAGLE USA AIRFREIGHT, INC. *                    33,000      $   416,042  $ 1,423,125

TRANSPORTATION _ RAILROADS  - 0.3%
  UNION PACIFIC CORPORATION                        4,000      $   148,580  $   174,750


       TOTAL COMMON STOCKS (COST - $20,581,276)               $20,581,276  $60,166,326


       PREFERRED STOCKS  (1.2%)

BANKING AND FINANCE _ 0.7%
  CFB CAPITAL II 8.20% CUMULATIVE PREFERRED        5,000      $   125,000  $   101,875
  CFC CAPITAL TRUST 9.375% PREFERRED, SERIES B     5,000          125,000      112,500
  HARRIS PREFERRED CAPITAL CORP.,                 10,000          250,000      203,125
     7.375%, SERIES A
  SILICON VALLEY BANCSHARES                        5,000          125,000       92,500
     8.25% PREFERRED SERIES I
                                                              $   625,000  $   510,000



    *NONINCOME-PRODUCING SECURITY



Bridges Investment Fund, Inc.        -35-               February 25, 2000
  Statement -- Part B



                         BRIDGES INVESTMENT FUND, INC.

                       SCHEDULE OF PORTFOLIO INVESTMENTS
                                  (CONTINUED)

                               DECEMBER 31, 1999

                                                    NUMBER                    MARKET
                TITLE OF SECURITY                  OF SHARES      COST        VALUE

OIL COMP. _ EXPLORATION AND PRODUCTION _ 0.2%
  CANADIAN OCCIDENTAL PETROLEUM LTD.               5,000      $   125,000  $   111,563
    9.375% PREFERRED _ SERIES 1

UTILITIES _ ELECTRIC _ 0.3%
  TENNESSEE VALLEY AUTHORITY 6.75%                10,000      $   250,000  $   216,250
    VARIABLE PREFERRED SERIES D

     TOTAL PREFERRED STOCKS (COST - $1,000,000)               $ 1,000,000  $   837,813

       TOTAL STOCKS (COST - $21,581,276)                      $21,581,276  $61,004,139



      DEBT SECURITIES (10.4%)

AUTO-CARS/LIGHT TRUCKS _ 0.4%
  GENERAL MOTORS CORPORATION 7.700% DEBENTURES
     DUE APRIL 15, 2016                           $250,000    $   252,320  $   249,525

ENERGY _ ALTERNATE SOURCES - 0.3%
  CALENERGY CO., INC., 7.630% NOTES
    DUE OCTOBER 15, 2007                          $200,000    $   200,000  $   197,217

HOTELS AND MOTELS _ 0.4%
  MARRIOT INTERNATIONAL 7.875% NOTES SERIES C
    DUE SEPTEMBER 15, 2009                        $250,000    $   250,068  $   246,157

HOUSEHOLD APPLIANCES AND UTENSILS - 0.1%
  MAYTAG CORP., 9.750% NOTES,
    DUE MAY 15, 2002                              $100,000    $   102,200  $   105,537

OFFICE EQUIPMENT AND SUPPLIES - 0.1%
  XEROX CORPORATION, 9.750% NOTES
    DUE MARCH 15, 2000                            $100,000    $   100,025  $   100,621

RETAIL STORES _ DEPARTMENT - 0.4%
  DILLARD DEPARTMENT STORES, INC., 7.850%
    DEBENTURES, DUE OCTOBER 1, 2012               $150,000    $   151,348  $   139,046

  SEARS ROEBUCK & CO., 9.375% DEBENTURES
    DUE NOVEMBER 1, 2011                           100,000    $   106,399      108,971
                                                              $   257,747  $   248,017


    *NONINCOME-PRODUCING SECURITY


Bridges Investment Fund, Inc.        -36-                February 25, 2000
  Statement -- Part B




                         BRIDGES INVESTMENT FUND, INC.

                       SCHEDULE OF PORTFOLIO INVESTMENTS
                                  (CONTINUED)

                               DECEMBER 31, 1999
                                                   PRINCIPAL                  MARKET
                TITLE OF SECURITY                   AMOUNT        COST        VALUE

     DEBT SECURITIES   (CONTINUED)

TELECOMMUNICATIONS _ 0.3%
  LEVEL 3 COMMUNICATIONS, INC., 9.125% SENIOR     $250,000    $   241,938  $   236,895
    NOTES DUE MAY 1, 2008


U.S. GOVERNMENT _ 3.9%
  U.S. TREASURY, 8.750% NOTES,
    DUE AUGUST 15, 2000                            200,000    $   211,900  $   203,406

  U.S. TREASURY, 8.000% NOTES,
    DUE MAY 15, 2001                               200,000        199,052      204,688

  U.S. TREASURY, 7.500% NOTES,
    DUE MAY 15, 2002                               200,000        214,098      205,406

  U.S. TREASURY, 10.750% BONDS
    DUE FEBRUARY 15, 2003                          200,000        219,525      224,062

  U.S. TREASURY, 7.250% NOTES,
    DUE MAY 15, 2004                               300,000        303,245      309,234

  U.S. TREASURY, 7.500% NOTES,
    DUE FEBRUARY 15, 2005                          300,000        305,871      313,030

  U.S. TREASURY, 9.375% BONDS,
    DUE FEBRUARY 15, 2006                          200,000        256,223      228,250

  U.S. TREASURY, 7.625% BONDS,
    DUE FEBRUARY 15, 2007                          300,000        307,910      305,718

  U.S. TREASURY, 8.750% BONDS,
    DUE NOVEMBER 15, 2008                          200,000        237,473      214,124

  U.S. TREASURY, 9.125% BONDS,
    DUE MAY 15, 2009                               200,000        234,910      218,312

  U.S. TREASURY, 7.500% BONDS,
    DUE NOVEMBER 15, 2016                          300,000        308,534      320,953
                                                              $ 2,798,741  $ 2,747,183


Bridges Investment Fund, Inc.        -37-                 February 25, 2000
  Statement -- Part B



                         BRIDGES INVESTMENT FUND, INC.

                       SCHEDULE OF PORTFOLIO INVESTMENTS

                               DECEMBER 31, 1999

                                                   PRINCIPAL                  MARKET
                TITLE OF SECURITY                   AMOUNT        COST        VALUE

      DEBT SECURITIES    (CONTINUED)

COMMERCIAL PAPER _ SHORT TERM _ 4.5%
  AMERICAN EXPRESS CREDIT CORPORATION
    COMMERCIAL PAPER NOTE 6.250%
    DUE JANUARY 4, 2000                           $1,260,000  $ 1,260,000  $ 1,260,000

  AMERICAN EXPRESS CREDIT CORPORATION
    COMMERCIAL PAPER NOTE 5.000%
    DUE JANUARY 7, 2000                            1,500,000    1,500,000    1,500,000

  FORD MOTOR CREDIT CORPORATION
    COMMERCIAL PAPER NOTE 2.000%
    DUE JANUARY 7, 2000                              370,000      370,000      370,000
                                                              $ 3,130,000  $ 3,130,000

     TOTAL DEBT SECURITIES (COST - $7,333,039)                $ 7,333,039  $ 7,261,152


TOTAL INVESTMENTS IN SECURITIES - (97.9%)
  (COST - $28,914,320)                                        $28,914,320  $68,265,291
CASH AND RECEIVABLES
  LESS TOTAL LIABILITIES _ (2.1%)                                            1,470,393
NET ASSETS, DECEMBER 31, 1999 _ (100.0%)                                   $69,735,684





                   THE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS
                     ARE AN INTEGRAL PART OF THIS SCHEDULE.



Bridges Investment Fund, Inc.         -38-                 February 25, 2000
  Statement -- Part B




                         BRIDGES INVESTMENT FUND, INC.

                      STATEMENT OF ASSETS AND LIABILITIES

                               DECEMBER 31, 1999



ASSETS                                                 Amount

  Investments, at market value
     Common and preferred stocks
        (cost $21,581,276)                          $61,004,139
     Debt securities (cost $7,333,039)                7,261,152
          Total investments                         $68,265,291

  Cash                                                  123,928
  Receivables
     Dividends and interest                             114,614
     Subscriptions to capital stock                     841,774
     Securities sold                                    638,362

TOTAL ASSETS                                        $69,983,969

LIABILITIES

  Dividend distributions payable                    $   134,226
  Redemption of capital stock                             3,800
  Investment advisor, management and
    service fees payable                                 85,066
  Accrued operating expenses                             25,193
TOTAL LIABILITIES                                   $   248,285

NET ASSETS
  Capital stock, $1 par value - Authorized 3,000,000 shares,
     1,508,154 shares outstanding                   $ 1,508,154

  Paid-in surplus -                                  27,816,382
          Net capital paid in on shares             $29,324,536



  Net unrealized appreciation on investments         39,350,976
   Accumulated undistributed net realized gains       1,058,779
  Accumulated undistributed net
     investment income                                    1,393
TOTAL NET ASSETS                                    $69,735,684

NET ASSET VALUE PER SHARE                              $46.24

OFFERING PRICE PER SHARE                               $46.24

REDEMPTION PRICE PER SHARE                             $46.24




                   The accompanying notes to financial statements

                    are an integral part of this statement.




Bridges Investment Fund, Inc.        -39-               February 25, 2000
  Statement -- Part B




                         BRIDGES INVESTMENT FUND, INC.

                            STATEMENT OF OPERATIONS

                      FOR THE YEAR ENDED DECEMBER 31, 1999


                                                        Amount        Amount

INVESTMENT INCOME
   Interest                                             $406,559
   Dividends  (Net of foreign withholding taxes
                  of $2,372)                             434,888

        Total Investment Income                                    $   841,447

EXPENSES
   Management fees                                    $  279,316
   Custodian fees                                         36,932
   Insurance and Other Administrative Fees                26,322
   Bookkeeping services                                   18,578
   Printing and supplies                                  13,279
   Professional services                                  10,820
   Dividend disbursing and transfer
      agent fees                                          15,738
   Computer programming                                    5,000
   Taxes and licenses                                      1,064


        Total Expenses                                             $   407,049

           NET INVESTMENT INCOME                                   $   434,398


NET REALIZED AND UNREALIZED
   GAIN ON INVESTMENTS

   Net realized gain on transactions in
        investment securities                        $2,401,788

   Net increase in unrealized
        appreciation of investments                  16,580,965

        NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS            $18,982,753


NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS               $19,417,151






                   The accompanying notes to financial statements
                    are an integral part of this statement.





Bridges Investment Fund, Inc.       -40-              February 25, 2000
  Statement -- Part B




                         BRIDGES INVESTMENT FUND, INC.


                      STATEMENTS OF CHANGES IN NET ASSETS

                 FOR THE YEAR ENDED DECEMBER 31, 1999 AND 1998



                                                 1999           1998
INCREASE IN NET ASSETS
  Operations -
     Net investment income                   $    434,398    $   573,399
     Net realized gain on transactions
        in investment securities                2,401,788      2,816,870
     Net increase in unrealized
       appreciation of investments             16,580,965      6,973,448
           Net increase in net assets
           resulting from operations         $ 19,417,151    $10,363,717

  Net equalization credits                          3,190          9,098

  Distributions to shareholders from -
     Net investment income                       (434,398)      (573,399)
     Net realized gain from investment
       transactions                            (1,343,009)    (2,810,407)

  Return of capital                                (6,815)        (9,316)
  Net capital share transactions                3,666,452      4,805,885

           Total increase in Net Assets      $ 21,302,571    $11,785,578


NET ASSETS:
  Beginning of year                          $ 48,433,113    $36,647,535


  End of year                                $ 69,735,684    $48,433,113









                   The accompanying notes to financial statements
                   are an integral part of these statements.








Bridges Investment Fund, Inc.       -41-               February 25, 2000
  Statement -- Part B



                         BRIDGES INVESTMENT FUND, INC.

                         NOTES TO FINANCIAL STATEMENTS

                               DECEMBER 31, 1999



(1)  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

          Bridges Investment Fund, Inc. (Fund) is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The primary investment objective of the Fund is long-term capital appreciation. In pursuit of that objective, the Fund invests primarily in common stocks. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

     A.  Investments -

               Security transactions are recorded on the trade date at purchase cost or sales proceeds. Dividend income is recognized on the ex-dividend date, and interest income is recognized on an accrual basis.

               Securities owned are reflected in the accompanying statement of assets and liabilities and the schedule of portfolio investments at quoted market value. Quoted market value represents the last recorded sales price on the last business day of the calendar year for securities traded on a national securities exchange. If no sales were reported on that day, quoted market value represents the closing bid price. The cost of investments reflected in the statement of assets and liabilities and the schedule of portfolio investments is the same as the basis used for Federal income tax purposes. The difference between cost and quoted market value of securities is reflected separately as unrealized appreciation (depreciation) as applicable.


                                            1999          1998     Net Change

          Net unrealized appreciation
            (depreciation):

          Aggregate gross unrealized
            appreciation
            on securities             $39,880,716  $23,102,283

          Aggregate gross unrealized
            depreciation
            on securities                (529,740)    (332,272)

                         Net           $39,350,976  $22,770,011  $16,580,965




          The net realized gain (loss) from the sales of securities is determined for income tax and accounting purposes on the basis of the cost of specific securities. The gain computed on the basis of average cost would have been substantially the same as that reflected in the accompanying statement of operations.



Bridges Investment Fund, Inc.        -42-               February 25, 2000
  Statement -- Part B



     B. Federal Taxes -

               The Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and not be subject to federal income tax. Therefore, no income tax provision is required. The Fund also intends to distribute its taxable net investment income and realized gains, if any, to avoid the payment of any federal excise taxes.

               The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. In addition, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains or losses were recorded by the Fund.

     C. Distribution To Shareholders -

               The Fund accrues income dividends to shareholders on a quarterly basis as of the ex-dividend date. Distributions of net realized gains are made on an annual basis to shareholders as of the ex-dividend date.

     D. Equalization -

               The Fund uses the accounting practice of equalization by which a portion of the proceeds from sales and costs of redemption of capital shares, equivalent on a per share basis to the amount of undistributed net investment income on the date of the transactions, is credited or charged to undistributed income. As a result, undistributed net investment income per share is unaffected by sales or redemption of capital shares.

     E. Use of Estimates

               The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.



(2)  INVESTMENT ADVISORY CONTRACT

          Under an Investment Advisory Contract, Bridges Investment Counsel, Inc. (Investment Adviser) furnishes investment advisory services and performs certain administrative functions for the Fund. In return, the Fund has agreed to pay the Investment Adviser a fee computed on a quarterly basis at the rate of 1/8 of 1% of the average net asset value of the Fund during the quarter, equivalent to 1/2 of 1% per annum. Certain officers and directors of the Fund are also officers and directors of the Investment Adviser. These officers do not receive any compensation from the Fund other than that which is received indirectly through the Investment Adviser.




Bridges Investment Fund, Inc.        -43-               February 25, 2000
  Statement -- Part B



          The contract between the Fund and the Investment Adviser provides that total expenses of the Fund in any year, exclusive of stamp and other taxes, but including fees paid to the Investment Adviser, shall not exceed, in total, a maximum of 1 and 1/2% of the average month end net asset value of the Fund for the year. Amounts, if any, expended in excess of this limitation are reimbursed by the Investment Adviser as specifically
     identified in the Investment Advisory Contract.   There were no amounts
     reimbursed in the year ended December 31, 1999.





(3)  DIVIDEND DISBURSING AND TRANSFER AGENT

          Dividend disbursing and transfer agent services are provided by Bridges Investor Services, Inc. (Transfer Agent). The fees paid to the Transfer Agent are intended to approximate the cost to the Transfer Agent for providing such services. Certain officers and directors of the Fund are also officers and directors of the Transfer Agent.



(4)  SECURITY TRANSACTIONS

          The cost of long-term investment purchases during the years ended December 31, was:




                                                         1999           1998
      United States government obligations            $    --        $    --
      Other Securities                                 9,166,680      9,631,883
                    Total Cost                        $9,166,680     $9,631,883



           Net proceeds from sales of long-term investments during the years ended December 31, were:



                                                         1999           1998
      United States government obligations            $  200,500     $  200,000
      Other Securities                                 8,675,466      9,280,532

                     Total Net Proceeds               $8,875.966     $9,480,532





(5)  NET ASSET VALUE

           The net asset value per share represents the effective price for all subscriptions and redemptions.



Bridges Investment Fund, Inc.        -44-                February 25, 2000
  Statement -- Part B




(6)  CAPITAL STOCK

      Shares of capital stock issued and redeemed are as follows:




                                                         1999           1998
            Shares sold                                  123,704      108,559
            Shares issued to shareholders in
              reinvestment of net investment
              income and realized gain from
              security transactions                       35,210         87,751
                                                         158,914        196,310
            Shares redeemed                               64,491         45,397
              Net increase                                94,423        150,913


      Value of capital stock issued and redeemed is as follows:




                                                 1999          1998
          Shares sold                        $4,777,640  $3,444,495
          Shares issued to shareholders in
            reinvestment of net investment
            income and realized gain from
            security transactions             1,435,313   2,800,423
                                             $6,212,953  $6,244,918
          Shares redeemed                     2,546,501   1,439,033
            Net increase                     $3,666,452  $4,805,885




(7)  DISTRIBUTION TO SHAREHOLDERS

          On December 7, 1999 a cash distribution was declared from net investment income accrued through December 31, 1999. This distribution was ultimately calculated as $.089 per share aggregating $134,226. The dividend will be paid on January 24, 2000, to shareholders of record on December 31, 1999.



Bridges Investment Fund, Inc.       -45-                 February 25, 2000
  Statement -- Part B






FINANCIAL HIGHLIGHTS*<F1>

          Per share income and capital changes for a share outstanding for each of the last five years were:
                                           1999      1998      1997      1996      1995
Net Asset Value, Beginning of Period     $34.26    $29.02    $24.56    $21.54    $17.10

Income From Investment Operations
  Net Investment Income                  $  .30    $  .44    $  .51    $  .55    $  .58
  Net Gains or (Losses) on Securities
   (both realized and unrealized)         12.89      7.36      4.77      3.28      4.63
     Total From Investment Operations    $13.19    $ 7.80    $ 5.28    $ 3.83    $ 5.21

Less Distributions
  Dividends from net investment income   $ (.30)   $ (.44)   $ (.51)   $ (.55)   $ (.58)
  Distributions from capital gains         (.91)    (2.12)     (.31)     (.26)     (.19)
    Total Distributions                  $(1.21)   $(2.56)   $ (.82)   $ (.81)   $ (.77)

Net Asset Value, End of Period           $46.24    $34.26    $29.02    $24.56    $21.54


Total Return                              38.90%    27.48%    22.33%    18.06%    30.96%

Ratios/Supplemental Data

  Net Assets, End of Period
   (in thousands)                        $69,736   $48,433   $36,648   $29,249   $24,052
  Ratio of Expenses to Average
   Net Assets**<F2>                              .73%      .77%      .81%      .87%      .89%
  Ratio of Net Investment Income to
   Average Net Assets **<F2>                 .78%     1.37%     2.64%     3.23%     3.80%
  Portfolio Turnover Rate                     16%       24%        8%        8%        7%





<F1>* Per share income and capital change data is computed using the weighted average number of shares outstanding method.
<F2>** Average net asset data is computed using monthly net asset value figures.




                                     PART C
                               OTHER INFORMATION
__________________________________________________________________________

OTHER INFORMATION     Bridges Investment Fund, Inc.       CAPITAL STOCK
 February 25, 200         8401 West Dodge Road
                         Omaha, Nebraska   68114
                             402-397-4700
__________________________________________________________________________

                                       Contents                    Page No.

Item 23.  Exhibits. . . . . . . . . . . . . . . . . . . . . . . . . . 2-5

Item 24.  Persons Controlled by or Under Common Control with the Fund .5

Item 25.  Indemnification . . . . . . . . . . . . . . . . . . . . . .  5

Item 26.  Business and Other Connections of Investment Adviser . . . .6-8

Item 27.  Principal Underwriters . . . . . . . . . . . . . . . . . . . 8

Item 28.  Location of Accounts and Records . . . . . . . . . . . . . . 8

Item 29.  Management Services . . . . . . . . . . . . . . . . . . . . .8

Item 30.  Undertakings . . . . . . . . . . . . . . . . . . . . . . . . 8


SIGNATURES  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .9-10


                                Special Notices

     . This Other Information is not a Prospectus.

     . This Other Information should be read in conjunction with Part A, the Prospectus of Bridges Investment Fund, Inc. dated February 25, 2000, and Part B, Statement of Additional Information.

     . Copies of the Part A and Part B filings of Bridges Investment Fund, Inc.
       may be obtained from the office of the Fund at the address shown above.

     . The date of this Other Information is February 25, 2000.


Bridges Investment Fund, Inc.            2                 February 25, 2000
  Other Information _ Part C


XV.  Item 23. Exhibits


     (a) The Fund Articles of Incorporation, filed with the Form N-8B-1 and amendments thereto, in File No. 811-1209, are hereby incorporated by reference.

     (b)    (i)  The Fund By-Laws, filed with the Form N-8B-1 and amendments thereto, in File No. 811-1209, are hereby incorporated reference.
            (ii) Amendment to Article III, Section 1 of Fund By-Laws increasing the number of Fund Directors from 11 to 14, Exhibit 23 (b)(ii) to Form N-1A, Amendment No. 27, filed April 19, 1999, is hereby incorporated by reference.

     (c)    (i)  The Specimen Stock Certificate, filed with the Form S-5 in File
                 No. 2-21600, is hereby incorporated by reference.
            (ii) Account Application Form (Revision 10-25-99) is filed herewith as Exhibit 23 (c)(ii).

     (d) The Investment Advisory Agreement and Amendatory Advisory Agreement filed with Amendment No. 2 to the Form N-8B-1 in File No. 811-1209 are hereby incorporated by reference.

     (e)         Underwriting contracts:  Not applicable.

     (f)         Bonus or profit sharing contracts:  Not applicable.

     (g)    (i)  The Custodian Agreement and Amendatory Custodian Agreement
                 filed with Amendment No. 1 to the Form N-8B-1 in File No. 811-1209 are hereby incorporated by reference.

            (ii) Custody agreement between Bridges Investment Fund, Inc. and the
                 First National Bank of Omaha dated April 23, 1997, effective on July 1, 1997, Exhibit 26 to Form N-1A, Amendment No. 25, filed April 28, 1998, is hereby incorporated by reference.



Bridges Investment Fund, Inc.                3              February 25, 2000
  Other Information _ Part C



Other Material Contracts

     (h) Copies of the model plans used by the Fund to establish retirement plans are hereby incorporated by reference as subparagraphs (i) through (ix) as follows:

            (i) Exhibit SE-1 filed with Post-Effective Amendment No. 1 to the Form S-5, File No. 2-21600, is hereby incorporated by reference, including Amendments thereto with Post-Effective Amendments No. 2, 3 and 13. These materials relate to the Self-Employed Retirement Keogh Plans.

            (ii) Amended and Restated Standard Retirement Plan, including
                 Application Forms, Participant Request For Distribution Forms, and Designation of Beneficiary Forms, and the Standard Custodial Agreement, Exhibit 24(i) to Form N-1A, Amendment No. 21, filed February 24, 1994, is hereby incorporated by reference.

            (iii)   Amended and Restated Standard Retirement Plan, corrected to final text approval by the Internal Revenue Service on July 31, 1990, Exhibit 24(j) to Form N-1A Amendment No. 18, filed February 22, 1991, is hereby incorporated by reference.

            (iv) Amended and Restated Individual Retirement Account Custodial
                 Agreement corrected to final text approval the Internal Revenue Service on June 11, 1993, Exhibit 24(k), to Form N-1A, Amendment No. 21, filed February 24, 1994, is hereby incorporated by reference.

            (v) Amendment to Bridges Investment Fund, Inc. Standard Retirement Plan effective January 1, 1994, as adopted on March 29, 1994,
                 Exhibit 24(l) to Form N-1A, Amendment No. 22, filed February 23, 1995, is hereby incorporated by reference.

            (vi) Model Amendment for Qualified Military Service, Model Amendment
                 for SIMPLE 401(k) Provisions, and a new Profit Sharing Plan Application Form reflecting the SIMPLE 401(k) Provisions at
                 Part III all related to the Standard Retirement Plan _ No. 001,
                 Exhibit 14(m) to Form N-1A, Amendment No. 25, filed April 28, 1998, is hereby incorporated by reference.




Bridges Investment Fund, Inc.             4               February 25, 2000
  Other Information _ Part C




            (vii)   Bridges Investment Fund, Inc. SIMPLE Individual Retirement
                 Custodial Account Master Plan, including Application Form, Custodial Agreement, Disclosure Statement, Notice to Eligible Employees, Summary Description, Salary Reduction Agreement, Beneficiary Designation, and Request for Distribution Form,
                 Exhibit 14(n) to Form N-1A, Amendment No. 25, filed April 28, 1998, is hereby incorporated by reference.

            (viii)  Roth Individual Retirement Custodial Account (IRS Form 5305-
                 RA) with standardized text Attachment for Article IX, Exhibit 14(o) to Form N-1A, Amendment No. 25, filed April 28, 1998, is hereby incorporated by reference.

            (ix) Education Individual Retirement Custodial Account (IRS Form
                 5305-EA) with standardized text Attachment for Article XI,
                 Exhibit 14 (p) to Form N-1A, Amendment No. 25, filed April 28, 1998, is hereby incorporated by reference.

            (x) Agreement dated July 14, 1987, to appoint Bridges Investor Services, Inc. as Dividend Disbursing and Transfer Agent,
                 Exhibit 19 to Form N-1A, Amendment No. 15, filed February 25, 1988, is hereby incorporated by reference.

            (xi) Agreement dated October 13, 1987, to establish jointly insured status under ICI Mutual Insurance Company fidelity blanket bond between Bridges Investment Fund, Inc.; Bridges Investor Services, Inc.; Bridges Investment Counsel, Inc.; and Edson Bridges II Investment Counsel in California, a proprietorship,
                 Exhibit 21 to Form N-1A, Amendment No. 15, filed February 25, 1988, is hereby incorporated by reference.

     (i)    (i)  The opinion and consent of counsel dated July 12, 1963, as to the legality of securities issued, Exhibit F of the original Form S-5 in File No. 2-21600, are hereby incorporated by reference.


Bridges Investment Fund, Inc.               5                February 25, 2000
  Other Information _ Part C


            (ii) The opinion and consent of legal counsel, February 25, 1988, as to the legality of securities issued, Exhibit 22, to Form N-1A, Amendment No. 16, filed February 24, 1989, is hereby incorporated by reference.

     (j) Consent of KPMG LLP dated February 25, 2000, is filed herewith as Exhibit 23 (j).

     (k)         Omitted Financial Statements:  Not applicable.

     (l)         Initial Capital Agreements:  Not applicable.

     (m)         Rule 12b-1 Plan:  Not applicable.

     (n) Financial Data Schedule meeting requirements of SEC Rule 483 is filed herewith as Exhibit 23 (n).

     (o)         Rule 18f-3 Plan:  Not applicable.


Item 24.  Persons Controlled by or under Common Control with Registrant

            Not applicable


Item 25.  Indemnification

          Under the Nebraska Business Corporation Act, as enacted in 1995, a Nebraska Corporation, such as the Fund, is required to indemnify a director and officer who was wholly successful in the defense of any proceeding to which such person was a party because of his or her position as a director or officer against reasonable expenses, including attorney's fees, incurred in connection with such proceeding. A Nebraska Corporation, such as the Fund, is permitted, but not required, to indemnify a director or officer against liability if such person conducted himself or herself in good faith, and the director or officer reasonably believed that his or her conduct was in the best interests of the corporation. The Fund has never been requested to provide indemnification by a director or officer, nor has the Fund taken any action or made any offer to indemnify a director or officer of the Fund.




Bridges Investment Fund, Inc.              6                February 25, 2000
  Other Information _ Part C



Item 26.  Business and Other Connections of Investment Adviser

          Edson L. Bridges II is the President and a Director of Bridges Investment Counsel, Inc., as well as being Chairman and Chief Executive Officer and a Director of Bridges Investment Fund, Inc. Mr. Bridges II is President and a Director of Bridges Investor Services, Inc. Mr. Bridges II has a principal profession in investment counselling. During the last two fiscal years for the Fund, Mr. Bridges II acted for his own account in the capacity of director, officer, employee, partner or trustee in the following businesses or activities:

Name and Principal                           Position with
Business Address                             Business or Activity

Edson L. Bridges II                          Proprietor
Bridges Investment Advisers
8401 West Dodge Road
Omaha, Nebraska  68114

Edson L. Bridges II                          Managing Director
Bridges Investment Management, Inc.
8401 West Dodge Road
Omaha, Nebraska  68114

N. P. Dodge Company                          Director
Real Estate Brokers and Management
8701 West Dodge Road
Omaha, Nebraska  68114

JAT Investments Limited
25720 West Dodge Road                        Director
Waterloo, Nebraska 68069

Provident Trust Company                      President and
256 Durham Plaza                             Director
8401 West Dodge Road
Omaha, Nebraska  68114

Store Kraft Manufacturing Company            Director
Beatrice, Nebraska 68310

West Omaha Land & Cattle Company             A Partner
8401 West Dodge Road
Omaha, Nebraska  68114


Bridges Investment Fund, Inc.           7                February 25, 2000
  Other Information _ Part C


          The question in this item uses the terms substantial nature in requiring a response. None of the foregoing relationships are substantial in terms of time commitment or compensation received as they may require only several hours per month or per calendar quarter of Mr. Bridges' time. One exception to this statement would be Edson
          L. Bridges II, Bridges Investment Advisers, a proprietorship which is part of Mr. Bridges' principal profession. The other exception is Provident Trust Company, discussed in more detail below.

          Mr. Bridges II acts as a Trustee or Co-Trustee, primarily for revocable and testamentary trusts which have investment advisory client relationships with either Bridges Investment Counsel, Inc. or Bridges Investment Advisers.

          Mr. Edson L. Bridges III is Executive Vice President-Investments of Bridges Investment Counsel, Inc. and a Director of that Company. Mr. Bridges III is President and Director of Bridges Investment Fund, Inc. and Vice President and Director of Bridges Investor Services, Inc.
          Mr. Bridges III has a principal profession of investment counselling. During the last two fiscal years for the Fund, Mr. Bridges III acted for his own account in the capacity of director, officer, employee, partner, or trustee in the following businesses or activities:

Name and Principal                          Position with
Business Address                            Business or Activity

Edson L. Bridges III                        President
Bridges Investment Management, Inc.
8401 West Dodge Road
Omaha, Nebraska  68114

Provident Trust Company                     Vice President
256 Durham Plaza                            and Director
8401 West Dodge Road
Omaha, Nebraska  68114

Stratus Fund, Inc.                          Director
500 Centre Terrace
1225 "L" Street
Lincoln, Nebraska  68508


          Provident Trust Company was granted a charter by the State of Nebraska Department of Banking on March 11, 1992. Trust business activities commenced on March 14, 1992. Provident has a Management Agreement


Bridges Investment Fund, Inc.                8              February 25, 2000
  Other Information _ Part C


          with Bridges Investment Counsel, Inc. that was entered into on March 26, 1991. Mr. Bridges II and Mr. Bridges III were active during 1998 with assistance to Provident Trust Company for the conduct of its operations and services. On December 31, 1999, Provident Trust Company was responsible to 590 customer accounts with assets valued at in excess of $600 million.

Item 27.  Principal Underwriters

          Not applicable

Item 28.  Location of Accounts and Records

          The principal records for the Fund to maintain under Rule 31a-3 of The Investment Company Act of 1940 are maintained by the Fund and its investment adviser at the offices of the Fund, Suite 256, Durham Plaza, 8401 West Dodge Road, Omaha, Nebraska 68114. The persons in charge of the corporate records are Mrs. Mary Ann Mason, Secretary, and Mrs. Nancy K. Dodge, Treasurer. Documents of original entry regarding the safekeeping of securities, disbursing of dividends and transfer agency work are maintained by Bridges Investor Services, Inc.

Item 29.  Management Services

          Not applicable

Item 30.  Undertakings

          Not applicable


Bridges Investment Fund, Inc.                9             February 25, 2000
  Other Information _ Part C

                                   SIGNATURES


      Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933, and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Omaha, and State of Nebraska, on the 25th day of February, 2000.

                                                BRIDGES INVESTMENT FUND, INC.

                                                /s/ Edson L. Bridges II______
                                                Edson L. Bridges II, Chairman

     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:

/s/ Edson L. Bridges II_                     Chairman        February 25, 2000
Edson L. Bridges II                                                      Date

/s/ Nancy K. Dodge______                    Treasurer        February 25, 2000
Nancy K. Dodge                                                           Date

/s/ Frederick N. Backer                      Director        February 25, 2000
Frederick N. Backer                                                      Date

/s/ Edson L. Bridges II_                     Director        February 25, 2000
Edson L. Bridges II                                                      Date

/s/ Edson L. Bridges III                    President        February 25, 2000
Edson L. Bridges III                         Director                    Date

________________________                     Director        ________________
N. P. Dodge, Jr.                                                         Date

/s/ John W. Estabrook___                     Director        February 25, 2000
John W. Estabrook                                                        Date

_______________________                      Director        ________________
Jon D. Hoffmaster                                                        Date


Bridges Investment Fund, Inc.             10               February 25, 2000
  Other Information _ Part C

/s/ John J. Koraleski___                     Director        February 25, 2000
John J. Koraleski                                                       Date

_______________________                      Director        ________________
Roger A. Kupka                                                          Date

/s/ Gary L. Petersen____                     Director        February 25, 2000
Gary L. Petersen                                                        Date

/s/ John T. Reed                             Director        February 25, 2000
John T. Reed                                                            Date

________________________                     Director
Roy A. Smith                                                            Date

/s/ Janice D. Stoney                         Director        February 25, 2000
Janice D. Stoney                                                        Date

________________________                     Director
L.B. Thomas                                                             Date

/s/ John K. Wilson______                     Director        February 25, 2000
John K. Wilson                                                          Date